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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-21043

                         Pioneer High Income Trust
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Terrence J. Cullen, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  March 31


Date of reporting period:  April 1, 2012 through September 30, 2012


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.


                      Pioneer High
                      Income Trust

--------------------------------------------------------------------------------
                      Semiannual Report | September 30, 2012
--------------------------------------------------------------------------------

                      Ticker Symbol:     PHT

                      [LOGO] PIONEER
                             Investments(R)
                      visit us: us.pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                             10

Prices and Distributions                                                      11

Performance Update                                                            12

Schedule of Investments                                                       13

Financial Statements                                                          38

Notes to Financial Statements                                                 43

Trustees, Officers and Service Providers                                      54

                       Pioneer High Income Trust | Semiannual Report | 9/30/12 1

President's Letter

Dear Shareowner,

The U.S. stock market rallied sharply through the third quarter of 2012 amid a sluggish, but nonetheless growing, U.S. economy. We have been cautiously optimistic about the U.S. from the start of the year, and the economic data continue to be encouraging. The housing and auto sectors are benefitting from record-low interest rates. The climate for consumer and business credit has improved, and inflation appears to be subdued. While corporate profits slowed in the third quarter, many U.S. companies continue to have strong balance sheets and to pay attractive dividends* compared to fixed-income securities.

All of these factors contributed to gains for investors who owned riskier assets, including equities and higher-yielding corporate bonds. Year to date through September 30, 2012, the Standard & Poor's 500 Index returned 16.35%. In fixed income, the Bank of America Merrill Lynch High Yield Master II Index was up by 12.02% during the same period, while the Barclays Capital Aggregate Bond Index gained 3.99%. Treasury bonds, by contrast, generated a comparatively sluggish return of 1.70%, as measured by the Barclays Capital Intermediate Treasuries Index.

Despite this generally positive picture during the first nine months of 2012, investors face powerful macroeconomic challenges in the months ahead. These include the threat of a so-called "fiscal cliff" in the U.S. budget process after the November elections, the European sovereign-debt crisis, and slowing growth in both Europe and China. Investors can continue to count on market volatility tied to these factors, although we remain optimistic that the underlying economic trends are moving in the right direction.

At Pioneer, we have long advocated the benefits of staying diversified** and investing for the long term. And while diversification alone does not assure a profit or protect against loss in a declining market, we believe in actively seeking out opportunities in undervalued securities and sectors around the globe. Our advice, as always, is to work closely with a trusted financial advisor to discuss your goals and work together to develop an investment strategy that meets your individual needs. There is no single best strategy that works for every investor.

*     Dividends are not guaranteed.
** Diversification does not assure a profit or protect against loss in a declining market.

2 Pioneer High Income Trust | Semiannual Report | 9/30/12

Pioneer's investment professionals focus on finding good opportunities in both equity and bond markets using the same disciplined investment approach we have used since 1928. Our strategy is to identify undervalued individual securities with the greatest potential for success, carefully weighing risk against reward. Our teams of investment professionals continually monitor and analyze the relative valuations of different sectors and securities globally to help build portfolios that we believe can help you achieve your investment goals.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at us.pioneerinvestments.com. We greatly appreciate your trust in us, and we thank you for investing with Pioneer.

Sincerely,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                       Pioneer High Income Trust | Semiannual Report | 9/30/12 3

Portfolio Management Discussion | 9/30/12

Higher-yielding investments performed well during the six-month period ended September 30, 2012 as interventions by major central banks around the world eased immediate worries about the underpinnings of the global economic recovery. In the following interview, Andrew Feltus discusses the factors that influenced the performance of Pioneer High Income Trust during the six-month period ended September 30, 2012. Mr. Feltus, senior vice president and portfolio manager at Pioneer and a member of Pioneer's fixed-income team, is responsible for day-to-day management of the Trust.

Q How did Pioneer High Income Trust perform during the six-month period ended September 30, 2012?

A Pioneer High Income Trust returned 6.41% at net asset value and 17.61% at market price during the six-month period ended September 30, 2012. During the same six-month period, the Trust's benchmark, the Bank of America Merrill Lynch (BofA ML) High Yield Master II Index, returned 6.53%. The BofA ML High Yield Master II Index is a commonly accepted measure of the performance of high-yield securities. During the same six-month period, the average return (at market price) of the 38 closed-end funds in Lipper's High Current Yield Closed End Funds category (which may or may not be leveraged), was 10.27%.

      The shares of the Trust were selling at a 36.9% premium to net asset value at the end of the six-month period.

      Unlike the Trust, the BofA ML High Yield Master II does not use leverage. While the use of leverage can increase investment opportunity, it also can increase investment risk.

      On September 30, 2012, the standardized 30-day SEC yield on the Trust's shares was 11.75%.

Q How would you describe the investment environment during the six-month period ended September 30, 2012?

A The six months ended September 30, 2012, saw a continuance of the pattern of alternating periods when risky asset classes moved in and out of favor in the capital markets, while the general market trend favored investments in securities that would benefit from a growing economy. As the pattern persisted, global economic events seemed to have as much of an influence on market trends as domestic issues, with investors closely watching developments in China and Europe as well as in the United States. At the start of the period, on April 1, 2012, high-yield bonds and other perceived riskier asset classes remained in favor with the market, but sentiment

4 Pioneer High Income Trust | Semiannual Report | 9/30/12 abruptly changed as evidence mounted that growth in China and the rest of Asia was slowing, and that the sovereign-debt problems of several European nations had not been solved. In the U.S., fears about the strength of the economic recovery were exacerbated when some corporations began announcing disappointing profit growth. Corporate bonds and other credit-sensitive securities fell out of favor in the spring of 2012, amid renewed fears about a potential global economic slowdown.

      The market downturn continued through much of the summer of 2012, until the announcements by central banks--particularly the European Central Bank
      (ECB) and the U.S. Federal Reserve System (the Fed)--of their intentions to inject more liquidity into the global financial system in an effort to stimulate economic growth and encourage job creation. The ECB announced in August 2012 that it could become more active in buying the short-term debt of peripheral European nations, including Greece and Spain, in an effort to keep borrowing rates low for national governments on the Continent. Shortly after that, the Fed announced its third round of quantitative easing ("QE3") in an effort to encourage lower interest rates through the purchasing of mortgage-backed securities in the open market. Additionally, monetary authorities in China announced that they also were lowering short-term interest rates and easing credit conditions.

      The combination of the central banks' announcements helped trigger a sharp rally in the financial markets, and high-yield and other credit-sensitive securities rallied through the end of the period (September 30, 2012), outperforming higher-quality securities.

Q How did you manage the Trust in the prevailing market environment during the six-month period ended September 30, 2012, and how did the Trust's positioning influence its performance during the period?

A The Trust's management team consistently pursues a low-turnover strategy, maintaining a portfolio of well-seasoned investments. Domestic high-yield corporate bonds represented the largest component of the Trust's total investment portfolio during the six-month period ended September 30, 2012. The Trust's positioning helped to mute the effects of the market volatility we experienced during the six-month period, with the Trust's portfolio holding up relatively well when the market turned downward, but not registering as many gains when the market rallied. With the added help from the use of leverage, the Trust handily outperformed the benchmark BofA ML High Yield Master II Index during the six-month period, and continued to deliver above-average income.

      At the end of the period on September 30, 2012, domestic high-yield corporate bonds accounted for 56% of the Trust's total investment portfolio, with international high-yield debt representing another 12%. Bank loans represented 5% of the Trust's total investment portfolio, and emerging

                       Pioneer High Income Trust | Semiannual Report | 9/30/12 5 markets and convertible bonds each represented 4% of the Trust's total investment portfolio. Cash and cash-equivalents represented nearly 6% of the Trust's total investment portfolio at period-end. The Trust also had exposures to investment-grade corporate bonds, and event-linked ("catastrophe") bonds issued by insurance companies, among other asset classes. The Trust's cash position was at higher-than-average levels at period-end.

Q What individual securities or investment decisions had the most influence on the Trust's performance, either positive or negative, during the six-month period ended September 30, 2012?

A Some of the Trust's best individual performers during the six-month period were bond holdings that appreciated after the issuing companies were acquired and their old debt was retired. They included the securities of theater chain AMC, which was acquired by foreign investors, and the debt of packaging company BWAY, which was the subject of a buyout deal from a private equity investor. Additionally, two issuers--fast food chain Burger King and satellite communications company Intelsat--strengthened their finances by deciding to go public, which resulted in gains for the Trust's investments in the two companies.

      By sector, the Trust's holdings of bonds of homebuilders performed well during the six-month period, as the group recovered after housing sales and construction trends appeared to bottom out and stabilize. The debt of Beazer Homes USA was a standout for the Trust in the homebuilding group. The Trust's securities in health care generally recovered during the six-month period, as most of the group bounced back from the price losses experienced in 2011, when investors were more concerned about uncertainties created by passage of the U.S. Affordable Care Act. A notable example of an outperformer in the Trust's portfolio was the debt of Kindred Health Care, a home health care provider.

      Despite the overall benchmark-relative outperformance during the six-month period, the Trust's portfolio did have some disappointing investments, particularly in the more cyclical areas of the economy (that is, groups that are highly exposed to changes in the economic cycle). A weakening demand for coal hurt the values of the Trust's bond holdings of coal producers such as James River Coal and Bumi Capital, the latter of which operates primarily in Indonesia. Similarly, the Trust's holdings in both stainless steel producer Aperam, based in Europe, and steel producer Essar Steel, operating in the U.S. and Canada, were affected by slowing economic trends. The Trust's positions in the bonds of several other metals producers also underperformed during the six-month period as base metal prices declined. Similarly, returns from the Trust's holdings of chemical companies tended to be weak.

6 Pioneer High Income Trust | Semiannual Report | 9/30/12

      The Trust had one investment that defaulted during the six-month period:
      KV Pharmaceutical. The company failed to meet its debt obligations as a result of difficulties in enforcing its exclusivity production rights for a drug product. The Trust's KV investment was 0.18% of the Trust's total net assets, however, and did not have a significant impact on performance.

Q How did the level of leverage in the Trust change over the six months ended September 30, 2012?

A At the end of the six-month period, 28.1% of the Trust's total managed assets were financed by leverage, compared with 28.5% at the start of the period on April 1, 2012. The change was due to fluctuations in the values of securities in which the Trust had invested.

Q     What is your investment outlook?

A The fundamentals supporting both the economy and corporate profits appear solid, but in the short term, we expect that the capital markets will be highly affected by events that occur as the U.S. government approaches the so-called "fiscal cliff" budget scenario at the end of 2012. Congress is not expected to take any action until sometime after the November elections on three significant financial challenges: the nation's debt ceiling; sequestration, which calls for unspecified, but deep, across-the-board spending cuts in the absence of a budget agreement; and the automatic end of the Bush-era tax cuts. If Congress and the President cannot come to an agreement, the "fiscal cliff" would be reached. Obviously, the outcome of the November elections will have a major influence on how all three issues will be approached.

      If there were a successful resolution to the nation's immediate debt, spending and tax issues, we believe we would see less market volatility and a return by investors to focusing on fundamental investment principles. While the nation's economic growth, as measured by gross domestic product, clearly slowed in the first and second quarters of 2012, we think the prospects for improving economic conditions are good. The more accommodative stances by the major central banks in the U.S., Europe, China and Japan should help to encourage economic expansion as well as an improvement in corporate profits. We think those factors should encourage a higher level of economic growth, especially if the U.S. manages to avoid the "fiscal cliff."

      In an environment of extremely low interest rates, we think there should be continuing investor appetite for corporate bonds and other credit-sensitive securities that offer yield premiums over high-grade debt. Nevertheless, the currently low absolute level of interest rates does limit the total-return potential of fixed-income investments in general.

                       Pioneer High Income Trust | Semiannual Report | 9/30/12 7

      In this environment, we plan to remain cautious and be particularly selective in choosing investments for the Trust. We expect to continue to maintain a larger-than-normal cash position in the Trust's portfolio, which should give us the flexibility to move aggressively should investment opportunities present themselves.

      As we enter the final quarter of 2012, the Trust's dividend yield remains solid, although investors should be aware that any increase in short-term interest rates could increase the Trust's borrowing costs and have an effect on the dividend yield.

Please refer to the Schedule of Investments on pages 13-37 for a full listing of Trust securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk.

The Trust may invest in securities of issuers that are in default or that are in bankruptcy.

Investing in foreign and/or emerging markets securities involves risks relating to interest rates, currency exchange rates, economic, and political conditions.

When interest rates rise, the prices of fixed-income securities in the Trust will generally fall. Conversely, when interest rates fall the prices of fixed-income securities in the Trust will generally rise.

Investments in the Trust are subject to possible loss due to the financial failure of the issuers of the underlying securities and their inability to meet their debt obligations.

The Trust may invest up to 50% of its total assets in illiquid securities. Illiquid securities may be difficult to dispose of at a fair price at the times when the Trust believes it is desirable to do so, and their market price is generally more volatile than that of more liquid securities. Illiquid securities are also more difficult to value and investment of the Trust's assets in illiquid securities may restrict the Trust's ability to take advantage of market opportunities.

The Trust currently uses leverage through the issuance of preferred shares. Leverage creates significant risks, including the risk that the Trust's income or capital appreciation will not be sufficient to cover the cost of leverage, which may adversely affect the return for the holders of common shares. Since February of 2008, regularly scheduled auctions for the Trust's preferred shares have failed and preferred shareowners have not been able to sell their shares at auction. The Board of Trustees of the Trust has considered, and continues to consider, this issue.

The Trust is required to maintain certain regulatory and rating agency asset coverage requirements in connection with its outstanding preferred shares. In order to maintain required asset coverage levels, the Trust may be required to alter the composition of its investment portfolio or take other actions, such as

8 Pioneer High Income Trust | Semiannual Report | 9/30/12 redeeming preferred shares with the proceeds from portfolio transactions, at what might be inopportune times in the market. Such actions could reduce the net earnings or returns to holders of the Trust's common shares over time.

Risks of investing in the Trust are discussed in greater detail in the Trust's original offering documents relating to its common shares and shareowner reports issued from time to time.

These risks may increase share price volatility.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareowner report regarding market or economic trends or the factors influencing the Trust's historical or future performance are statements of opinion as of the date of this report. These statements should not be relied upon for any other purposes.

                       Pioneer High Income Trust | Semiannual Report | 9/30/12 9

Portfolio Summary | 9/30/12

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Corporate Bonds & Notes                                                   77.2%
Temporary Cash Investments                                                 5.7%
Senior Secured Floating Rate Loan Interests                                4.5%
Convertible Bonds & Notes                                                  4.3%
Tax Exempt Obligations                                                     3.2%
Common Stocks                                                              1.8%
Preferred Stocks                                                           0.7%
Sovereign Debt Obligations                                                 0.7%
Asset Backed Securities                                                    0.7%
Convertible Preferred Stock                                                0.4%
Collateralized Mortgage Obligations                                        0.4%
Municipal Collateralized Debt Obligation                                   0.4%
Rights/Warrants                                                            0.0%*

* Amounts to less than                                                     0.1%

Portfolio Maturity
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)

[THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

2-5 years                                                                  36.0%
5-7 years                                                                  30.4%
10-20 years                                                                12.2%
7-10 years                                                                 12.9%
0-2 years                                                                   6.8%
20+ years                                                                   1.7%


10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of long-term holdings)*

 1.  Allmerican Financial Corp., 7.625%, 10/15/25                          1.30%
--------------------------------------------------------------------------------
 2.  Chrysler Group LLC/CG Co-Issuer, Inc., 8.0%, 6/15/19                  1.27
--------------------------------------------------------------------------------
 3.  Southern States Cooperative, Inc., 11.25%, 5/15/15 (144A)             1.17
--------------------------------------------------------------------------------
 4.  Charlotte Special Facilities Revenue, 5.6%, 7/1/27                    1.15
--------------------------------------------------------------------------------
 5.  Mueller Water Products, Inc., 7.375%, 6/1/17                          1.06
--------------------------------------------------------------------------------
 6.  HUB International, Ltd., 8.125%, 10/15/18 (144A)                      0.99
--------------------------------------------------------------------------------
 7.  Intelsat Bermuda, Ltd., 11.5%, 2/4/17                                 0.98
--------------------------------------------------------------------------------
 8.  New Jersey Economic Development Authority Revenue, 7.0%, 11/15/30     0.91
--------------------------------------------------------------------------------
 9.  Liberty Mutual Group, Inc., 10.75%, 6/15/58                           0.89
--------------------------------------------------------------------------------
10.  Stanadyne Holdings, Inc., 10%, 8/15/14                                0.89
--------------------------------------------------------------------------------

* This list excludes temporary cash investments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

10 Pioneer High Income Trust | Semiannual Report | 9/30/12

Prices and Distributions | 9/30/12

Market Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  9/30/12           3/31/12
--------------------------------------------------------------------------------
                                                  $18.66            $16.66
--------------------------------------------------------------------------------
Premium                                            36.9%             23.9%
--------------------------------------------------------------------------------

Net Asset Value per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                                  9/30/12           3/31/12
--------------------------------------------------------------------------------
                                                  $13.63            $13.45
--------------------------------------------------------------------------------

Distributions per Common Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                                              Short-Term        Long-Term
                        Dividends           Capital Gains     Capital Gains
--------------------------------------------------------------------------------
   4/1/12 - 9/30/12      $0.8250                $ --               $ --
--------------------------------------------------------------------------------

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 11

Performance Update | 9/30/12

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in market value, plus reinvested dividends and distributions, of a $10,000 investment made in common shares of Pioneer High Income Trust, compared to that of the Bank of America Merrill Lynch High Yield Master II Index.

Average Annual Total Returns
(As of September 30, 2012)
--------------------------------------------------------------------------------
                                              Net Asset              Market
Period                                        Value (NAV)            Price
--------------------------------------------------------------------------------
Life-of-Class
(4/25/02)                                     12.15%                 15.07%
5 Years                                       10.71                  16.46
1 Year                                        21.76                  26.02
-------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Market Value of $10,000 Investment


               Pioneer High          Bank of America Merrill Lynch High Yield
               Income Trust          Master II Index
9/30/2002      $   10,000            $   10,000
9/30/2003      $   13,197            $   12,930
9/30/2004      $   15,870            $   14,527
9/30/2005      $   17,625            $   15,500
9/30/2006      $   21,311            $   16,730
9/30/2007      $   22,254            $   18,023
9/30/2008      $   15,941            $   15,926
9/30/2009      $   25,027            $   19,486
9/30/2010      $   33,574            $   23,094
9/30/2011      $   37,869            $   23,399
9/30/2012      $   47,721            $   27,831


Call 1-800-225-6292 or visit us.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

Performance data shown represents past performance. Past performance is no guarantee of future results. Investment return and market price will fluctuate, and your shares may trade below NAV, due to such factors as interest rate changes and the perceived credit quality of borrowers.

Total investment return does not reflect broker sales charges or commissions. All performance is for common shares of the Trust.

Closed-end funds, unlike open-end funds, are not continuously offered. There is a one-time public offering and, once issued, shares of closed-end funds are sold in the open market through a stock exchange and frequently trade at prices lower than their NAV. NAV per common share is total assets less total liabilities, which includes preferred shares, divided by the number of common shares outstanding.

When NAV is lower than market price, dividends are assumed to be reinvested at the greater of NAV or 95% of the market price. When NAV is higher, dividends are assumed to be reinvested at prices obtained under the Trust's dividend reinvestment plan.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Trust distributions or the sale of Trust shares.

Index comparison begins April 30, 2002. The Bank of America Merrill Lynch High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. Index returns are calculated monthly, assume reinvestment of dividends and, unlike Trust returns, do not reflect any fees, expenses or sales charges. The Index does not employ leverage. It is not possible to invest directly in the Index.

12 Pioneer High Income Trust | Semiannual Report | 9/30/12

Schedule of Investments | 9/30/12 (Consolidated) (unaudited)

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    ASSET BACKED SECURITIES -- 1.0% of Net Assets
                                    BANKS -- 0.3%
                                    Thrifts & Mortgage Finance -- 0.3%
       196,743(a)       CCC/Caa3    Amortizing Residential Collateral Trust,
                                    Series 2002-BC1, Class M1, 1.492%, 1/25/32                    $       99,332
       280,000(a)       CCC/Caa3    Bear Stearns Asset Backed Securities Trust,
                                    Series 2007-2, Class A3, 0.667%, 1/25/47                             119,017
       125,000             BB/NR    CarNow Auto Receivables Trust, Series 2012-1A,
                                    Class D, 6.9%, 11/15/16 (144A)                                       125,406
       417,006(a)       CCC/Caa1    Citigroup Mortgage Loan Trust, Inc., Series
                                    2007-AHL3, Class A3A, 0.277%, 7/25/45                                326,494
       148,353(a)       AAA/Caa2    FBR Securitization Trust, Series 2005-4,
                                    Class AV24, 0.917%, 10/25/35                                          98,956
       250,000(b)         CCC/B3    Security National Mortgage Loan Trust,
                                    Series 2007-1A, Class 1A3, 6.55%,
                                    4/25/37 (144A)                                                       230,684
                                                                                                  --------------
                                    Total Banks                                                   $      999,889
----------------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 0.1%
                                    Hotels, Resorts, Cruise lines -- 0.1%
       500,000             BB/NR    Westgate Resorts LLC, Series 2012-2A, Class C,
                                    9.0%, 1/20/25 (144A)                                          $      502,500
                                                                                                  --------------
                                    Total Consumer Services                                       $      502,500
----------------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.6%
                                    Airlines -- 0.6%
     1,538,846(a)       CCC/Caa1    Aircraft Finance Trust, Series 1999-1A,
                                    Class A1, 0.701%, 5/15/24 (144A)                              $      707,869
         4,372(a)         B-/Ba3    Aircraft Finance Trust, Series 1999-1A,
                                    Class A2, 0.721%, 5/15/24 (144A)                                       4,153
       784,707(a)        B-/Caa2    Aviation Capital Group Trust, Series 2000-1A,
                                    Class A1, 0.701%, 11/15/25 (144A)                                    376,659
     1,719,817(a)      CCC+/Caa2    Lease Investment Flight Trust, Series 1,
                                    Class A1, 0.611%, 7/15/31                                          1,104,983
                                                                                                  --------------
                                    Total Transportation                                          $    2,193,664
----------------------------------------------------------------------------------------------------------------
                                    TOTAL ASSET BACKED SECURITIES
                                    (Cost $3,601,662)                                             $    3,696,053
----------------------------------------------------------------------------------------------------------------
                                    COLLATERALIZED MORTGAGE OBLIGATIONS -- 0.5%
                                    of Net Assets
                                    BANKS -- 0.4%
                                    Thrifts & Mortgage Finance -- 0.4%
     1,504,000(a)       CCC/Caa2    Carrington Mortgage Loan Trust, Series
                                    2007-FRE1, Class A2, 0.417%, 2/25/37                          $    1,146,696

The accompanying notes are an integral part of these financial statements.

                     Pioneer High Income Trust | Semiannual Report | 9/30/12 13

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------

                                    Thrifts & Mortgage Finance -- (continued)
       327,898(a)           D/NR    WaMu Mortgage Pass Through Certificates,
                                    Series 2006-AR16, Class 3A1, 4.909%,
                                    12/25/36                                                      $      292,922
                                                                                                  --------------
                                    Total Banks                                                   $    1,439,618
----------------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.1%
                                    Investment Banking & Brokerage -- 0.1%
       500,000(b)        BBB-/NR    Bear Stearns Commercial Mortgage Securities,
                                    Series 2001-TOP2, Class D, 6.94%,
                                    2/15/35 (144A)                                                $      496,519
                                                                                                  --------------
                                    Total Diversified Financials                                  $      496,519
----------------------------------------------------------------------------------------------------------------
                                    TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS
                                    (Cost $2,064,176)                                             $    1,936,137
----------------------------------------------------------------------------------------------------------------
                                    SENIOR SECURED FLOATING RATE LOAN INTERESTS -- 6.2%
                                    of Net Assets*
                                    AUTOMOBILES & COMPONENTS -- 0.5%
                                    Auto Parts & Equipment -- 0.5%
     1,861,650             B+/B1    Metaldyne LLC, Term Loan, 5.25%, 5/18/17                      $    1,891,902
                                                                                                  --------------
                                    Total Automobiles & Components                                $    1,891,902
----------------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 0.8%
                                    Aerospace & Defense -- 0.8%
     3,080,975              B/B3    API Technologies Corp., Term Loan,
                                    8.75%, 6/27/16                                                $    3,104,083
                                                                                                  --------------
                                    Total Capital Goods                                           $    3,104,083
----------------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 0.4%
                                    Other Diversified Financial Services -- 0.4%
       443,368             B-/B3    BNY ConvergEX Group LLC, Second Lien
                                    (EZE) Term Loan, 8.75%, 12/18/17                              $      413,994
     1,056,633             B-/B3    BNY ConvergEX Group LLC, Second Lien (TOP)
                                    Term Loan, 8.75%, 12/18/17                                           986,631
       126,444             NR/NR    Long Haul Holdings, Ltd., Facility Term Loan A,
                                    0.0%, 1/12/13                                                         56,900
       100,918             NR/NR    PT Bakrie & Brothers Tbk, Facility Term Loan B,
                                    0.0%, 1/12/13                                                         45,413
                                                                                                  --------------
                                    Total Diversified Financials                                  $    1,502,938
----------------------------------------------------------------------------------------------------------------
                                    ENERGY -- 0.7%
                                    Coal & Consumable Fuels -- 0.1%
       750,000             NR/NR    PT Bumi Resources Tbk, Term Loan,
                                    11.228%, 8/7/13                                               $      656,250
----------------------------------------------------------------------------------------------------------------
                                    Environmental & Facilities Services -- 0.2%
       668,388             NR/B3    Aquilex Holdings LLC, Term Loan, 8.75%,
                                    4/1/16                                                        $      670,894
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

14 Pioneer High Income Trust | Semiannual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production -- 0.4%
     1,540,000            BB-/NR    Chesapeake Energy Corp., Term Loan,
                                    8.5%, 12/2/17                                                 $    1,547,058
                                                                                                  --------------
                                    Total Energy                                                  $    2,874,202
----------------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 0.3%
                                    Packaged Foods & Meats -- 0.3%
     1,300,000            BB-/B2    Pierre Foods, Inc., Second Lien Term Loan,
                                    11.25%, 9/29/17                                               $    1,313,813
                                                                                                  --------------
                                    Total Food, Beverage & Tobacco                                $    1,313,813
----------------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                    Health Care Services -- 0.2%
       750,141              B/B2    National Specialty Hospitals, Inc., Initial Term
                                    Loan, 8.25%, 2/3/17                                           $      735,138
----------------------------------------------------------------------------------------------------------------
                                    Health Care Technology -- 0.3%
     1,277,500          CCC/Caa3    Medical Card System, Inc., Term Loan,
                                    12.0%, 9/17/15                                                $      990,062
                                                                                                  --------------
                                    Total Health Care Equipment & Services                        $    1,725,200
----------------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 1.1%
                                    Insurance Brokers -- 1.1%
     4,175,000           CCC+/B3    AmWINS Group, Inc., Second Lien, Term
                                    Loan, 9.25%, 12/6/19                                          $    4,187,178
                                                                                                  --------------
                                    Total Insurance                                               $    4,187,178
----------------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 0.2%
                                    Steel -- 0.2%
       800,000              B/B1    Essar Steel Algoma, Inc., Term Loan, 7.5%,
                                    9/20/14                                                       $      808,000
                                                                                                  --------------
                                    Total Materials                                               $      808,000
----------------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.4%
                                    Computer & Electronics Retail -- 0.4%
     1,481,250              B/B2    Targus Group International, Inc., Term Loan,
                                    11.0%, 5/24/16                                                $    1,488,656
                                                                                                  --------------
                                    Total Retailing                                               $    1,488,656
----------------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 1.1%
                                    Application Software -- 1.1%
     1,700,000             B+/B1    Applied Systems, Inc., Second Lien Term
                                    Loan, 9.5%, 6/8/17                                            $    1,701,063
     2,500,000         CCC+/Caa1    Vertafore, Inc., Second Lien Term Loan,
                                    9.75%, 10/29/17                                                    2,512,500
                                                                                                  --------------
                                    Total Software & Services                                     $    4,213,563
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 15

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    UTILITIES -- 0.2%
                                    Electric Utilities -- 0.2%
     1,316,443          CCC/Caa1    Texas Competitive Electric Holdings Co. LLC,
                                    2017 Term Loan, 4.938%, 10/10/17                              $      910,197
                                                                                                  --------------
                                    Total Utilities                                               $      910,197
----------------------------------------------------------------------------------------------------------------
                                    TOTAL SENIOR SECURED FLOATING RATE LOAN INTERESTS
                                    (Cost $24,373,479)                                            $   24,019,732
----------------------------------------------------------------------------------------------------------------
                                    CORPORATE BONDS & NOTES -- 106.0% of Net Assets
                                    AUTOMOBILES & COMPONENTS -- 4.6%
                                    Auto Parts & Equipment -- 2.8%
     1,140,000            B/Caa1    International Automotive Components Group
                                    SA, 9.125%, 6/1/18 (144A)                                     $    1,094,400
     4,760,000          CCC/Caa1    Stanadyne Holdings, Inc., 10.0%, 8/15/14                           4,438,700
     1,500,000(d)      CCC-/Caa3    Stanadyne Holdings, Inc., 12.0%, 2/15/15                             991,875
       309,000            BB-/B1    Tomkins LLC/Tomkins, Inc., 9.0%, 10/1/18                             344,535
     3,579,000             B+/B1    Tower Automotive Holdings USA LLC / TA
                                    Holdings Finance, Inc., 10.625%,
                                    9/1/17 (144A)                                                      3,856,373
                                                                                                  --------------
                                                                                                  $   10,725,883
----------------------------------------------------------------------------------------------------------------

                                    Automobile Manufacturers -- 1.8%
     6,000,000              B/B2    Chrysler Group LLC/CG Co-Issuer, Inc., 8.0%,
                                    6/15/19                                                       $    6,360,000
       500,000              B/B2    Chrysler Group LLC/CG Co-Issuer, Inc.,
                                    8.25%, 6/15/21                                                       532,500
                                                                                                  --------------
                                                                                                  $    6,892,500
                                                                                                  --------------
                                    Total Automobiles & Components                                $   17,618,383
----------------------------------------------------------------------------------------------------------------
                                    BANKS -- 1.1%
                                    Diversified Banks -- 0.3%
     1,265,000(b)(e)      BB+/B1    ABN Amro North American Holding Preferred
                                    Capital Repackage Trust I, 6.523% (144A)                      $    1,170,125
----------------------------------------------------------------------------------------------------------------
                                    Regional Banks -- 0.8%
     1,225,000(b)(e)    BBB/Baa3    PNC Financial Services Group, Inc., 8.25%,                    $    1,271,486
     1,790,000(b)(e)   BBB+/Baa1    State Street Capital Trust III, 5.379%                             1,790,233
                                                                                                  --------------
                                                                                                  $    3,061,719
                                                                                                  --------------
                                    Total Banks                                                   $    4,231,844
----------------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 9.4%
                                    Aerospace & Defense -- 1.9%
     3,300,000              B/B3    ADS Tactical, Inc., 11.0%, 4/1/18 (144A)                      $    3,291,750
     4,139,000             B-/B2    DynCorp International, Inc., 10.375%, 7/1/17                       3,569,887
       295,000              B/B1    GeoEye, Inc., 9.625%, 10/1/15                                        328,925
                                                                                                  --------------
                                                                                                  $    7,190,562
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

16 Pioneer High Income Trust | Semiannual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    Building Products -- 0.9%
     2,212,130             NR/NR    Industrias Unidas SA de C.V., 11.5%,
                                    11/15/16                                                      $    1,614,995
     2,375,000           C /Caa3    New Enterprise Stone & Lime Co., Inc.,
                                    11.0%, 9/1/18                                                      1,710,000
                                                                                                  --------------
                                                                                                  $    3,324,995
----------------------------------------------------------------------------------------------------------------
                                    Construction & Engineering -- 0.4%
     1,500,000             B+/B1    Abengoa Finance SAU, 8.875%,
                                    11/1/17 (144A)                                                $    1,387,500
----------------------------------------------------------------------------------------------------------------
                                    Construction & Farm Machinery & Heavy Trucks -- 0.3%
       363,000             B+/B3    American Railcar Industries, Inc., 7.5%, 3/1/14 $                    368,445

       774,000             B+/B3    Manitowoc Co., Inc., 9.5%, 2/15/18                                   866,880
                                                                                                  --------------
                                                                                                  $    1,235,325
----------------------------------------------------------------------------------------------------------------
                                    Electrical Components & Equipment -- 0.5%
     2,000,000              B/B3    WireCo WorldGroup, Inc., 9.5%, 5/15/17                        $    2,140,000
----------------------------------------------------------------------------------------------------------------
                                    Industrial Conglomerates -- 0.2%
       605,000             B+/B2    JB Poindexter & Co., Inc., 9.0%, 4/1/22 (144A) $                     605,000
----------------------------------------------------------------------------------------------------------------
                                    Industrial Machinery -- 3.2%
     3,180,000(f)          NR/WR    Indalex Holding Corp., 11.5%, 2/1/14                          $       12,084
     1,080,000            B/Caa2    Liberty Tire Recycling, 11.0%, 10/1/16 (144A)                      1,047,600
     5,170,000         CCC+/Caa2    Mueller Water Products, Inc., 7.375%, 6/1/17                       5,299,250
     2,440,000             B+/NR    WPE International Cooperatief UA, 10.375%,
                                    9/30/20 (144A)                                                     2,074,000
     4,500,000              B/B3    Xerium Technologies, Inc., 8.875%, 6/15/18                         3,982,500
                                                                                                  --------------
                                                                                                  $   12,415,434
----------------------------------------------------------------------------------------------------------------
                                    Trading Companies & Distributors -- 2.0%
     1,790,000             B-/B3    INTCOMEX, Inc., 13.25%, 12/15/14                              $    1,825,800
     2,510,000             B-/B3    TRAC Intermodal LLC / TRAC Intermodal
                                    Corp., 11.0%, 8/15/19 (144A)                                       2,622,950
     3,370,000              B/B1    WESCO Distribution, Inc., 7.5%, 10/15/17                           3,428,975
                                                                                                  --------------
                                                                                                  $    7,877,725
                                                                                                  --------------
                                    Total Capital Goods                                           $   36,176,541
----------------------------------------------------------------------------------------------------------------
                                    COMMERCIAL & PROFESSIONAL SERVICES -- 0.3%
                                    Environmental & Facilities Services -- 0.3%
       892,000           CCC+/B3    Brickman Group Holdings, Inc., 9.125%,
                                    11/1/18 (144A)                                                $      914,300
       315,000            BB-/B3    Casella Waste Systems, Inc., 11.0%, 7/15/14                          333,900
     2,180,000(f)          NR/WR    Old AII, Inc., 10.0%, 12/15/16                                            22
                                                                                                  --------------
                                    Total Commercial & Professional Services                      $    1,248,222
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 17

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    CONSUMER DURABLES & APPAREL -- 5.0%
                                    Homebuilding -- 1.1%
     3,115,000          CCC/Caa3    Beazer Homes USA, Inc., 9.125%, 6/15/18                       $    3,146,150
       750,000          CCC/Caa3    Beazer Homes USA, Inc., 9.125%, 5/15/19                              753,750
       400,000            NR/Ba3    Urbi Desarrollos Urbanos SAB de CV, 9.75%,
                                    2/3/22 (144A)                                                        352,000
                                                                                                  --------------
                                                                                                  $    4,251,900
----------------------------------------------------------------------------------------------------------------
                                    Housewares & Specialties -- 2.7%
     1,435,000              B/B2    Jarden Corp., 7.5%, 5/1/17                                    $    1,643,075
     3,000,000         CCC+/Caa2    Reynolds Group Holdings, Ltd., 9.0%, 4/15/19                       3,060,000
     1,430,000         CCC+/Caa2    Reynolds Group Holdings, Ltd., 9.875%,
                                    8/15/19                                                            1,521,162
       107,000           CCC+/B3    Yankee Candle Co., Inc., 8.5%, 2/15/15                               108,338
     2,500,000           CCC+/B3    Yankee Candle Co., Inc., 9.75%, 2/15/17                            2,625,000
     1,425,000(g)      CCC+/Caa1    YCC Holdings LLC / Yankee Finance, Inc.,
                                    10.25%, 2/15/16                                                    1,474,875
                                                                                                  --------------
                                                                                                  $   10,432,450
----------------------------------------------------------------------------------------------------------------
                                    Leisure Products -- 1.2%
EUR    800,000          CCC/Caa2    Heckler & Koch GmbH, 9.5%, 5/15/18 (144A)                     $      868,761
     4,000,000              B/B2    Icon Health & Fitness, Inc., 11.875%,
                                    10/15/16 (144A)                                                    3,745,000
                                                                                                  --------------
                                                                                                  $    4,613,761
                                                                                                  --------------
                                    Total Consumer Durables & Apparel                             $   19,298,111
----------------------------------------------------------------------------------------------------------------
                                    CONSUMER SERVICES -- 5.2%
                                    Business Services -- 0.7%
     1,750,000              B/B1    Sitel LLC / Sitel Finance Corp., 11.0%,
                                    8/1/17 (144A)                                                 $    1,758,750
     1,100,000           B-/Caa2    Sitel LLC / Sitel Finance Corp., 11.5%, 4/1/18                       797,500
                                                                                                  --------------
                                                                                                  $    2,556,250
----------------------------------------------------------------------------------------------------------------
                                    Casinos & Gaming -- 1.2%
     1,650,000(f)          NR/WR    Buffalo Thunder Development Authority,
                                    9.375%, 12/15/14 (144A)                                       $      594,000
     2,255,000           B-/Caa2    Codere Finance Luxembourg SA, 9.25%,
                                    2/15/19 (144A)                                                     1,849,100
     1,475,000             NR/NR    Little Traverse Bay Bands of Odawa Indians,
                                    9.0%, 8/31/20 (144A)                                               1,371,750
     1,375,000(f)(h)       NR/WR    Mashantucket Western Pequot Tribe, 8.5%,
                                    11/15/15 (144A)                                                      123,750
       740,000          CCC/Caa2    Shingle Springs Tribal Gaming Authority,
                                    9.375%, 6/15/15 (144A)                                               610,500
                                                                                                  --------------
                                                                                                  $    4,549,100
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18 Pioneer High Income Trust | Semiannual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    Education Services -- 0.1%
       555,000           CCC-/B3    Cambium Learning Group, Inc.,
                                    9.75%, 2/15/17                                                $      410,700
----------------------------------------------------------------------------------------------------------------
                                    Hotels, Resorts, Cruise lines -- 0.5%
       250,000(b)         BB-/NR    Embarcadero Reinsurance Ltd., 7.341%,                         $      252,575
                                    2/13/15 (144A)
     1,500,000           CCC+/B2    Seven Seas Cruises S de RL LLC, 9.125%,
                                    5/15/19                                                       $    1,560,000
                                                                                                  --------------
                                                                                                       1,812,575
----------------------------------------------------------------------------------------------------------------
                                    Restaurants -- 1.8%
     4,055,000(d)        B-/Caa1    Burger King Capital Holdings LLC, 0.0%,
                                    4/15/19 (144A)                                                $    3,355,512
     1,400,000              B/B3    Burger King Corp., 9.875%, 10/15/18                                1,624,000
     2,000,000         CCC+/Caa1    Wok Acquisition Corp., 10.25%,
                                    6/30/20 (144A)                                                     2,115,000
                                                                                                  --------------
                                                                                                  $    7,094,512
----------------------------------------------------------------------------------------------------------------
                                    Specialized Consumer Services -- 0.9%
       500,000              B/B2    Avis Budget Car Rental LLC / Avis Budget
                                    Finance, Inc., 9.625%, 3/15/18                                $      555,000
     3,000,000             B-/B3    StoneMor Operating LLC, 10.25%, 12/1/17                            3,000,000
                                                                                                  --------------
                                                                                                  $    3,555,000
                                                                                                  --------------
                                    Total Consumer Services                                       $   19,978,137
----------------------------------------------------------------------------------------------------------------
                                    DIVERSIFIED FINANCIALS -- 2.1%
                                    Asset Management & Custody Banks -- 0.3%
       975,000         BBB-/Baa3    Janus Capital Group, Inc., 6.7%, 6/15/17                      $    1,103,519
----------------------------------------------------------------------------------------------------------------
                                    Investment Banking & Brokerage -- 0.5%
     2,325,000(b)        BB+/Ba2    Goldman Sachs Capital II, 4.0%, 6/1/43                        $    1,751,097
----------------------------------------------------------------------------------------------------------------
                                    Multi-Sector Holdings -- 0.6%
     2,200,000              B/B2    Constellation Enterprises LLC, 10.625%,
                                    2/1/16 (144A)                                                 $    2,310,000
----------------------------------------------------------------------------------------------------------------
                                    Other Diversified Financial Services -- 0.1%
       250,000(a)          BB/NR    East Lane Re V, Ltd., 9.091%, 3/16/16 (144A)                  $      268,225
----------------------------------------------------------------------------------------------------------------
                                    Reinsurance -- 0.2%
       800,000(a)          BB/NR    Lodestone Re, Ltd., 7.341%, 1/8/14 (144A)                     $      807,520
----------------------------------------------------------------------------------------------------------------
                                    Specialized Finance -- 0.4%
       500,000          BB+/Baa3    Capital One Capital V, 10.25%, 8/15/39                        $      515,000
       450,000(a)         BB+/NR    Kibou, Ltd., 5.341%, 2/16/15 (144A)                                  457,920
       695,000             B+/B2    National Money Mart Co., 10.375%, 12/15/16                           776,662
                                                                                                  --------------
                                                                                                  $    1,749,582
                                                                                                  --------------
                                    Total Diversified Financials                                  $    7,989,943
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 19

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    ENERGY -- 14.5%
                                    Coal & Consumable Fuels -- 2.4%
     1,350,000            B+ /B1    Bumi Capital Pte, Ltd., 12.0%, 11/10/16
                                    (144A)                                                        $    1,134,000
     3,890,000            B/Caa1    Foresight Energy LLC / Foresight Energy Corp.,
                                    9.625%, 8/15/17 (144A)                                             4,026,150
     2,125,000             B-/B2    James River Coal Co., 7.875%, 4/1/19                               1,216,562
     1,166,000              B/B3    Murray Energy Corp., 10.25%, 10/15/15
                                    (144A)                                                             1,142,680
     1,550,000              B/B2    Penn Virginia Resource Partners LP / Penn
                                    Virginia Resource Finance Corp. II, 8.375%,
                                    6/1/20 (144A)                                                      1,600,375
                                                                                                  --------------
                                                                                                  $    9,119,767
----------------------------------------------------------------------------------------------------------------
                                    Integrated Oil & Gas -- 0.7%
     2,466,000            BB-/B1    Northern Tier Energy LLC / Northern Tier
                                    Finance Corp., 10.5%, 12/1/17                                 $    2,700,270
----------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Drilling -- 1.4%
       500,000           B-/Caa1    Hercules Offshore, Inc., 10.5%, 10/15/17
                                    (144A)                                                        $      526,875
     1,700,000         CCC+/Caa1    Ocean Rig UDW, Inc., 9.5%, 4/27/16                                 1,751,000
     1,085,000             B-/B3    Offshore Group Investments, Ltd., 11.5%,
                                    8/1/15                                                             1,198,925
     1,900,000             B+/B2    Pioneer Energy Services Corp., 9.875%,
                                    3/15/18                                                            2,066,250
                                                                                                  --------------
                                                                                                  $    5,543,050
----------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Equipment & Services -- 2.4%
     4,073,000             B+/B1    American Petroleum Tankers Parent LLC / AP
                                    Tankers Co., 10.25%, 5/1/15                                   $    4,276,650
       408,000(i)          NR/NR    DP Producer AS, 0.0%, 12/5/11                                          8,160
     1,847,000              B/B3    Expro Finance Luxembourg SCA, 8.5%,
                                    12/15/16 (144A)                                                    1,902,410
     1,260,000            B/Caa1    Forbes Energy Services, Ltd., 9.0%, 6/15/19                        1,222,200
       650,000(j)       CCC/Caa2    Green Field Energy Services, Inc., 13.0%,
                                    11/15/16 (144A)                                                      637,000
       238,581(f)          NR/NR    Nexus 1 Pte., Ltd., 10.5%, 4/9/12 (144A)                                 239
 NOK 3,000,000(a)          NR/NR    Transocean Drilling Norway AS, 9.05%,
                                    2/24/16                                                              555,313
 NOK 3,500,000             NR/NR    Transocean Norway Drilling AS, 11.0%,
                                    2/24/16                                                              647,865
                                                                                                  --------------
                                                                                                  $    9,249,837
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20 Pioneer High Income Trust | Semiannual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production -- 5.2%
       775,000             B+/B1    Berry Petroleum Co., 10.25%, 6/1/14                           $      867,031
       500,000             B-/B3    Comstock Resources, Inc., 7.75%, 4/1/19                              502,500
     1,830,000             B-/B3    Comstock Resources, Inc., 9.5%, 6/15/20                            1,967,250
       390,000             BB/B1    Denbury Resources, Inc., 9.75%, 3/1/16                               419,250
     1,475,000           CCC+/B3    Halcon Resources Corp., 9.75%, 7/15/20
                                    (144A)                                                             1,508,188
       678,000             B /B2    Linn Energy LLC / Linn Energy Finance Corp.,
                                    11.75%, 5/15/17                                                      755,970
     1,050,000           B-/Caa1    Midstates Petroleum Co., Inc. / Midstates
                                    Petroleum Co., LLC, 10.75%, 10/1/20
                                    (144A)                                                             1,094,625
     2,400,000             B+/NR    MIE Holdings Corp., 9.75%, 5/12/16 (144A)                          2,478,000
 NOK 2,000,000             NR/NR    Norwegian Energy Co., AS, 10.25%, 4/27/16                            357,038
 NOK 5,000,000             NR/NR    Norwegian Energy Co., AS, 12.9%, 11/20/14                            852,397
     1,110,000           B-/Caa1    QR Energy LP / QRE Finance Corp., 9.25%,
                                    8/1/20 (144A)                                                      1,132,200
     3,380,000          CCC/Caa1    Quicksilver Resources, Inc., 7.125%, 4/1/16                        2,889,900
     2,200,000             B-/B3    Resolute Energy Corp., 8.5%, 5/1/20 (144A)                         2,255,000
     1,497,000            BB-/B3    Rosetta Resources, Inc., 9.5%, 4/15/18                             1,654,185
     1,500,000             B-/B3    Samson Investment Co., 9.75%,
                                    2/15/20 (144A)                                                     1,545,000
                                                                                                  --------------
                                                                                                  $   20,278,534
----------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Refining & Marketing -- 1.0%
     1,000,000             B+/B1    Coffeyville Resources LLC, 10.875%,
                                    4/1/17 (144A)                                                 $    1,120,000
     2,215,000           BB+/Ba1    Tesoro Corp., 9.75%, 6/1/19                                        2,563,863
                                                                                                  --------------
                                                                                                  $    3,683,863
----------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Storage & Transportation -- 1.4%
       350,000(b)       BB+/Baa3    Enterprise Products Operating LLC,
                                    8.375%, 8/1/66                                                $      394,625
     3,450,000              B/B2    EP Energy LLC / EP Energy Finance, Inc.,
                                    9.375%, 5/1/20 (144A)                                              3,760,500
     1,524,000(b)         BB/Ba1    Southern Union Co., 3.462%, 11/1/66                                1,215,390
                                                                                                  --------------
                                                                                                  $    5,370,515
                                                                                                  --------------
                                    Total Energy                                                  $   55,945,836
----------------------------------------------------------------------------------------------------------------
                                    FOOD, BEVERAGE & TOBACCO -- 4.8%
                                    Agricultural Products -- 1.5%
     5,622,000              B/B3    Southern States Cooperative, Inc., 11.25%,
                                    5/15/15 (144A)                                                $    5,860,935
----------------------------------------------------------------------------------------------------------------
                                    Packaged Foods & Meats -- 2.4%
       775,000             BB/B1    Bertin SA / Bertin Finance Ltd., 10.25%,
                                    10/5/16 (144A)                                                $      829,250

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 21

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    Packaged Foods & Meats -- (continued)
     1,250,000             B+/B1    CFG Investment SAC, 9.75%, 7/30/19 (144A)                     $      987,500
     2,500,000             B /B3    FAGE Dairy Industry SA/FAGE USA Dairy
                                    Industry, Inc., 9.875%, 2/1/20 (144A)                              2,456,250
       500,000             B+/B2    Marfrig Overseas, Ltd., 9.625%, 11/16/16
                                    (144A)                                                               492,500
       400,000             B+/B2    Minerva Luxembourg SA, 12.25%, 2/10/22
                                    (144A)                                                               461,480
     4,000,000           B-/Caa1    Pilgrim's Pride Corp., 7.875%, 12/15/18                            3,810,000
                                                                                                  --------------
                                                                                                  $    9,036,980
----------------------------------------------------------------------------------------------------------------
                                    Tobacco -- 0.9%
     3,450,000             B-/B3    Alliance One International, Inc., 10.0%,
                                    7/15/16                                                       $    3,570,750
                                                                                                  --------------
                                    Total Food, Beverage & Tobacco                                $   18,468,665
----------------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 7.6%
                                    Health Care Equipment & Services -- 1.8%
     3,000,000         CCC+/Caa2    Accellent, Inc., 10.0%, 11/1/17                               $    2,535,000
     4,000,000             B+/B2    Physio-Control International, Inc., 9.875%,
                                    1/15/19 (144A)                                                     4,380,000
                                                                                                  --------------
                                                                                                  $    6,915,000
----------------------------------------------------------------------------------------------------------------
                                    Health Care Facilities -- 1.2%
       535,000             B-/B3    HCA, Inc., 6.25%, 2/15/13                                     $      542,356
        84,000             BB/B2    HCA, Inc., 9.875%, 2/15/17                                            90,300
     3,475,000             B-/B3    Kindred Healthcare, Inc., 8.25%, 6/1/19                            3,379,438
       600,000         CCC+/Caa1    United Surgical Partners International,
                                    Inc., 9.0%, 4/1/20 (144A)                                            651,000
        62,000(k)      CCC+/Caa1    Vanguard Health Systems, Inc., 0.0%, 2/1/16                           43,400
                                                                                                  --------------
                                                                                                  $    4,706,494
----------------------------------------------------------------------------------------------------------------
                                    Health Care Services -- 3.2%
     1,987,000           B-/Caa1    BioScrip, Inc., 10.25%, 10/1/15                               $    2,140,992
     2,527,000          CCC/Caa2    Gentiva Health Services, Inc., 11.5%, 9/1/18                       2,384,856
-    3,925,000         CCC+/Caa1    Rural / Metro Corp., 10.125%, 7/15/19 (144A)                       3,895,563
     3,725,000         CCC+/Caa1    Surgical Care Affiliates, Inc., 10.0%,
                                    7/15/17 (144A)                                                     3,836,750
                                                                                                  --------------
                                                                                                  $   12,258,161
----------------------------------------------------------------------------------------------------------------
                                    Health Care Supplies -- 1.1%
     1,000,000            B/Caa1    Bausch & Lomb, Inc., 9.875%, 11/1/15                          $    1,028,750
     3,000,000           B-/Caa1    Immucor, Inc., 11.125%, 8/15/19                                    3,390,000
                                                                                                  --------------
                                                                                                  $    4,418,750
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22 Pioneer High Income Trust | Semiannual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    Health Care Technology -- 0.3%
       900,000         CCC+/Caa1    Emdeon, Inc., 11.0%, 12/31/19 (144A)                          $    1,021,500
                                                                                                  --------------
                                    Total Health Care Equipment & Services                        $   29,319,905
----------------------------------------------------------------------------------------------------------------
                                    HOUSEHOLD & PERSONAL PRODUCTS -- 0.5%
                                    Personal Products -- 0.5%
       700,000         CCC+/Caa1    Monitronics International, Inc., 9.125%,
                                    4/1/20                                                        $      728,000
     1,050,000              B/B2    Revlon Consumer Products Corp., 9.75%,
                                    11/15/15                                                           1,110,375
                                                                                                  --------------
                                    Total Household & Personal Products                           $    1,838,375
----------------------------------------------------------------------------------------------------------------
                                    INSURANCE -- 9.8%
                                    Insurance Brokers -- 3.8%
     3,305,000          CCC/Caa2    Alliant Holdings I, Inc., 11.0%, 5/1/15
                                    (144A)                                                        $    3,404,150
     4,900,000         CCC+/Caa2    HUB International Ltd., 8.125%,
                                    10/15/18 (144A)                                                    4,961,250
 GBP 1,625,000           NR/Caa1    Towergate Finance Plc, 10.5%, 2/15/19
                                    (144A)                                                             2,451,512
     2,286,000(a)       CCC/Caa1    USI Holdings Corp., 4.31%, 11/15/14
                                    (144A)                                                             2,211,705
     1,610,000          CCC/Caa2    USI Holdings Corp., 9.75%, 5/15/15 (144A)                          1,628,112
                                                                                                  --------------
                                                                                                  $   14,656,729
----------------------------------------------------------------------------------------------------------------
                                    Multi-Line Insurance -- 1.6%
     3,075,000(b)        BB/Baa3    Liberty Mutual Group, Inc., 10.75%,
                                    6/15/58 (144A)                                                $    4,458,750
     1,100,000          BBB/Baa2    MetLife, Inc., 10.75%, 8/1/39                                      1,633,500
                                                                                                  --------------
                                                                                                  $    6,092,250
----------------------------------------------------------------------------------------------------------------
                                    Property & Casualty Insurance -- 1.8%
     5,300,000         BBB-/Baa3    Allmerican Financial Corp., 7.625%, 10/15/25                  $    6,512,937
       265,000(b)(e)     BB+/Ba2    White Mountains Insurance Group, Ltd.,
                                    7.506%, 5/29/49 (144A)                                               270,077
                                                                                                  --------------
                                                                                                  $    6,783,014
----------------------------------------------------------------------------------------------------------------
                                    Reinsurance -- 2.6%
       250,000(a)          B-/NR    Blue Fin Ltd., 14.091%, 5/28/13 (144A)                        $      259,500
       250,000(a)          NR/B1    Combine Re, Ltd., 10.091%, 1/7/15 (144A)                             262,525
     1,000,000(a)          NR/NR    Combine Re, Ltd., 17.841%, 1/7/15 (144A)                           1,051,100
       250,000(a)         BB-/NR    Compass Re, Ltd., 10.341%, 1/8/15 (144A)                             258,775
       250,000(a)          B+/NR    Compass Re, Ltd., 11.341%, 1/8/15 (144A)                             257,925
       350,000(a)         BB+/NR    Foundation Re III, Ltd., 5.091%, 2/25/15                             354,865
       250,000(a)         BB-/NR    Ibis Re II, Ltd., 8.441%, 2/5/15 (144A)                              257,200
       400,000(a)          B-/NR    Ibis Re II, Ltd., 13.591%, 2/5/15 (144A)                             418,200

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 23

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    Reinsurance -- (continued)
       700,000(b)         BB-/NR    Loma Reinsurance, Ltd., 9.977%,
                                    12/21/12 (144A)                                               $      703,360
       300,000(a)        CCC+/NR    Montana Re, Ltd., 13.66%, 12/7/12 (144A)                             300,060
       500,000(a)           B/NR    Mystic Re, Ltd., 12.091%, 3/12/15 (144A)                             528,800
       600,000(a)          NR/B2    Mythen, Ltd., 11.407%, 5/7/15 (144A)                                 631,260
     1,250,000(a)          NR/NR    Pelican Re, Ltd., 13.841%, 4/13/15 (144A)                          1,251,500
       500,000(a)         BB-/NR    Queen Street II Capital, Ltd., 7.591%,
                                    4/9/14 (144A)                                                        502,050
       250,000(a)          B+/NR    Queen Street V Re, Ltd., 8.591%,
                                    4/9/15 (144A)                                                        250,850
       250,000(a)           B/NR    Queen Street VI Re, Ltd., 10.441%,
                                    4/9/15 (144A)                                                        253,500
       250,000(a)          NR/NR    Residential Reinsurance 2011, Ltd.,
                                    8.991%, 12/6/15 (144A)                                               247,425
       450,000(a)          B-/NR    Residential Reinsurance 2011, Ltd.,
                                    12.091%, 6/6/15 (144A)                                               459,810
       250,000(a)          NR/NR    Residential Reinsurance 2011, Ltd., 13.25%,
                                    12/6/15 (144A)                                                       251,775
       250,000(a)         BB-/NR    Residential Reinsurance 2012, Ltd., 8.091%,
                                    6/6/16 (144A)                                                        254,225
       250,000(a)         BB-/NR    Residential Reinsurance 2012, Ltd., 10.091%,
                                    6/6/16 (144A)                                                        262,525
       400,000(a)          NR/NR    Residential Reinsurance 2012, Ltd., 22.091%,
                                    6/6/16 (144A)                                                        399,400
       500,000(a)          NR/NR    Successor X, Ltd., 13.0%, 2/25/14 (144A)                             511,150
       250,000(a)          NR/NR    Successor X, Ltd., 16.591%, 1/27/15 (144A)                           253,325
                                                                                                  --------------
                                                                                                  $   10,181,105
                                                                                                  --------------
                                    Total Insurance                                               $   37,713,098
----------------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 19.4%
                                    Aluminum -- 0.0%+
           694(g)        CCC+/B3    Noranda Aluminum Acquisition Corp.,
                                    4.73%, 5/15/15                                                $          659
----------------------------------------------------------------------------------------------------------------
                                    Commodity Chemicals -- 1.7%
     3,250,000            BB+/WR    Basell Finance Co., BV, 8.1%, 3/15/27 (144A)                  $    4,387,500
     2,600,000           CCC+/NR    Hexion US Finance Corp., 9.0%, 11/15/20                            2,320,500
                                                                                                  --------------
                                                                                                  $    6,708,000
----------------------------------------------------------------------------------------------------------------
                                    Construction Materials -- 1.6%
     5,690,000           CC/Caa3    AGY Holding Corp., 11.0%, 11/15/14                            $    2,802,325
     3,000,000           B-/Caa2    Texas Industries, Inc., 9.25%, 8/15/20                             3,180,000
                                                                                                  --------------
                                                                                                  $    5,982,325
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24 Pioneer High Income Trust | Semiannual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    Diversified Chemicals -- 1.5%
     2,625,000         CCC+/Caa1    INEOS Group Holdings PLC, 8.5%,
                                    2/15/16 (144A)                                                $    2,480,625
   EUR 550,000         CCC+/Caa1    INEOS Group Holdings SA, 7.875%,
                                    2/15/16 (144A)                                                       655,587
     1,597,000              B/B2    Kinove German Bondco GmbH, 9.625%,
                                    6/15/18 (144A)                                                     1,748,715
   EUR 950,000           NR/Caa1    Momentive Performance Materials, Inc.,
                                    9.5%, 1/15/21                                                        891,252
                                                                                                  --------------
                                                                                                  $    5,776,179
----------------------------------------------------------------------------------------------------------------
                                    Diversified Metals & Mining -- 2.1%
     2,000,000              B/B3    Global Brass and Copper, Inc., 9.5%,
                                    6/1/19 (144A)                                                 $    2,170,000
     3,000,000         CCC+/Caa1    Midwest Vanadium Pty., Ltd., 11.5%,
                                    2/15/18 (144A)                                                     1,830,000
     2,775,000         CCC+/Caa1    Mirabela Nickel, Ltd., 8.75%, 4/15/18 (144A)                       2,081,250
     1,200,000           CCC+/B3    Molycorp, Inc., 10.0%, 6/1/20 (144A)                               1,188,000
       900,000             B+/B1    Mongolian Mining Corp., 8.875%,
                                    3/29/17 (144A)                                                       911,250
                                                                                                  --------------
                                                                                                  $    8,180,500
----------------------------------------------------------------------------------------------------------------
                                    Forest Products -- 0.8%
     4,000,000             B-/B3    Millar Western Forest Products, Ltd.,
                                    8.5%, 4/1/21                                                  $    3,240,000
----------------------------------------------------------------------------------------------------------------
                                    Metal & Glass Containers -- 2.4%
     1,677,876(g)      CCC+/Caa1    Ardagh Finance SA, 11.125%, 6/1/18
                                    (144A)                                                        $    1,669,487
 EUR 2,250,000           CCC+/B3    Ardagh Glass Finance Plc, 8.75%,
                                    2/1/20 (144A)                                                      2,891,587
     1,450,000           CCC+/B3    BWAY Holdings Co., 10.0%, 6/15/18                                  1,631,250
     2,817,201(g)      CCC+/Caa1    BWAY Parent Co., Inc., 10.125%, 11/1/15                            2,972,147
                                                                                                  --------------
                                                                                                  $    9,164,471
----------------------------------------------------------------------------------------------------------------
                                    Paper Packaging -- 2.0%
     2,000,000         CCC /Caa1    Berry Plastics Corp., 9.5%, 5/15/18                           $    2,195,000
     2,657,034(d)          NR/NR    Bio Pappel SAB de CV, 7.0%, 8/27/16                                2,338,190
     2,500,000           B-/Caa1    Pretium Packaging LLC / Pretium Finance,
                                    Inc., 11.5%, 4/1/16                                                2,556,250
       500,000            BB-/B1    Sealed Air Corp., 8.125%, 9/15/19 (144A)                             556,250
                                                                                                  --------------
                                                                                                  $    7,645,690
----------------------------------------------------------------------------------------------------------------
                                    Paper Products -- 2.0%
     2,000,000             B+/B1    Appleton Papers, Inc., 10.5%, 6/15/15 (144A)                  $    2,125,000
       600,000           CCC+/B3    Appleton Papers, Inc., 11.25%, 12/15/15                              600,000
       405,000            BB/Ba3    Clearwater Paper Corp., 10.625%, 6/15/16                             446,513

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 25

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    Paper Products -- (continued)
     2,220,000         CCC+/Caa2    Exopack Holdings Corp., 10.0%, 6/1/18                         $    2,131,200
       776,000             B+/B3    Mercer International, Inc., 9.5%, 12/1/17                            830,320
     1,469,000            BB-/B1    Resolute Forest Products, 10.25%, 10/15/18                         1,670,987
                                                                                                  --------------
                                                                                                  $    7,804,020
----------------------------------------------------------------------------------------------------------------
                                    Steel -- 5.3%
     2,450,000             B+/B3    AM Castle & Co., 12.75%, 12/15/16                             $    2,768,500
     1,200,000            BB-/B2    APERAM, 7.375%, 4/1/16 (144A)                                      1,026,000
     1,960,000            B/Caa1    Atkore International, Inc., 9.875%, 1/1/18                         1,906,100
     2,400,000          BBB-/Ba1    CSN Islands VIII Corp., 9.75%, 12/16/13
                                    (144A)                                                             2,595,000
     4,660,000          CCC/Caa2    Essar Steel Algoma, Inc., 9.875%, 6/15/15
                                    (144A)                                                             3,693,050
       500,000             B+/B3    Ferrexpo Finance Plc, 7.875%, 4/7/16 (144A)                          472,500
     2,915,000              B/B2    Optima Specialty Steel, Inc., 12.5%,
                                    12/15/16 (144A)                                                    3,075,325
     3,750,000(e)      CCC+/Caa2    Ryerson, Inc., 0.0% (144A)                                         3,834,375
     1,250,000              B/B3    Severstal Columbus LLC, 10.25%, 2/15/18                            1,250,000
                                                                                                  --------------
                                                                                                  $   20,620,850
                                                                                                  --------------
                                    Total Materials                                               $   75,122,694
----------------------------------------------------------------------------------------------------------------
                                    MEDIA -- 7.8%
                                    Advertising -- 1.6%
     2,900,000             NR/B3    Good Sam Enterprises LLC, 11.5%, 12/1/16                      $    3,074,000
     2,690,000              B/B3    MDC Partners, Inc., 11.0%, 11/1/16                                 2,932,100
                                                                                                  --------------
                                                                                                  $    6,006,100
----------------------------------------------------------------------------------------------------------------
                                    Broadcasting -- 3.7%
     4,638,075(g)      CCC+/Caa3    Intelsat Bermuda, Ltd., 11.5%, 2/4/17                         $    4,916,359
       375,000(g)      CCC+/Caa3    Intelsat Luxembourg SA, 11.5%, 2/4/17
                                    (144A)                                                               397,500
 EUR 1,200,000             B+/B1    Nara Cable Funding, Ltd., 8.875%,
                                    12/1/18 (144A)                                                     1,411,095
       800,000             B-/B3    Telesat Canada / Telesat LLC, 12.5%, 11/1/17                         890,000
     3,805,000              B/B3    Townsquare Radio LLC / Townsquare Radio,
                                    Inc., 9.0%, 4/1/19 (144A)                                          4,090,375
     2,380,000         CCC+/Caa1    Truven Health Analytics, Inc., 10.625%,
                                    6/1/20 (144A)                                                      2,546,600
                                                                                                  --------------
                                                                                                  $   14,251,929
----------------------------------------------------------------------------------------------------------------
                                    Cable -- 0.7%
     1,096,054              B/B2    CCH II LLC / CCH II Capital Corp., 13.5%,
                                    11/30/16                                                      $    1,189,218
     1,500,000           B-/Caa1    Ono Finance II Plc, 10.875%,
                                    7/15/19 (144A)                                                     1,275,000

The accompanying notes are an integral part of these financial statements.

26 Pioneer High Income Trust | Semiannual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    Cable -- (continued)
   EUR 350,000           B-/Caa1    Ono Finance II Plc, 11.125%,
                                    7/15/19 (144A)                                                $      383,457
                                                                                                  --------------
                                                                                                  $    2,847,675
----------------------------------------------------------------------------------------------------------------
                                    Movies & Entertainment -- 0.9%
     2,765,000        CCC+ /Caa1    AMC Entertainment, Inc., 9.75%, 12/1/20                       $    3,114,082
       600,000         CCC+/Caa1    Production Resource Group, Inc.,
                                    8.875%, 5/1/19                                                       420,000
                                                                                                  --------------
                                                                                                  $    3,534,082
----------------------------------------------------------------------------------------------------------------
                                    Publishing -- 0.9%
     1,400,000          CCC/Caa3    Cengage Learning Acquisitions, Inc., 10.5%,
                                    1/15/15 (144A)                                                $    1,167,250
       400,000            B/Caa1    Interactive Data Corp., 10.25%, 8/1/18                               448,000
     2,200,000(h)          B-/B3    MPL 2 Acquisition Canco, Inc., 9.875%,
                                    8/15/18 (144A)                                                     1,969,000
                                                                                                  --------------
                                                                                                  $    3,584,250
                                                                                                  --------------
                                    Total Media                                                   $   30,224,036
----------------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE
                                    SCIENCES -- 2.5%
                                    Biotechnology -- 1.4%
     1,400,000            B/Caa1    ConvaTec Healthcare E SA, 10.5%,
                                    12/15/18 (144A)                                               $    1,519,000
     4,104,000           B+/Caa2    Lantheus Medical Imaging, Inc.,
                                    9.75%, 5/15/17                                                     3,868,020
                                                                                                  --------------
                                                                                                  $    5,387,020
----------------------------------------------------------------------------------------------------------------
                                    Life Sciences Tools & Services -- 0.9%
     3,432,664            B/Caa1    Catalent Pharma Solutions, Inc., 9.5%, 4/15/15                $    3,497,026
----------------------------------------------------------------------------------------------------------------
                                    Pharmaceuticals -- 0.2%
     2,020,000(f)          NR/NR    KV Pharmaceutical Co., 12.0%, 3/15/15                         $      686,800
                                                                                                  --------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                                 $    9,570,846
----------------------------------------------------------------------------------------------------------------
                                    REAL ESTATE -- 0.7%
                                    Diversified REIT's -- 0.3%
     1,500,000            B+/Ba3    CNL Lifestyle Properties, Inc., 7.25%, 4/15/19                $    1,421,250
----------------------------------------------------------------------------------------------------------------
                                    Real Estate Operating Companies -- 0.4%
     1,479,000             B-/B3    Forest City Enterprises, Inc., 7.625%, 6/1/15                 $    1,478,076
                                                                                                  --------------
                                    Total Real Estate                                             $    2,899,326
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 27

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    RETAILING -- 0.8%
                                    Distributors -- 0.8%
     2,862,000             B+/B2    Minerva Overseas II, Ltd., 10.875%,
                                    11/15/19 (144A)                                               $    3,162,510
                                                                                                  --------------
                                    Total Retailing                                               $    3,162,510
----------------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.4%
                                    Semiconductor Equipment -- 0.4%
     1,895,000           B+/Caa1    MEMC Electronic Materials, Inc., 7.75%, 4/1/19                $    1,553,900
----------------------------------------------------------------------------------------------------------------
                                    Semiconductors -- 0.0%+
 CNY 1,000,000             NR/NR    LDK Solar Co., Ltd., 10.0%, 2/28/14                           $       47,137
                                                                                                  --------------
                                    Total Semiconductors & Semiconductor
                                    Equipment                                                     $    1,601,037
----------------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 2.6%
                                    Application Software -- 0.5%
     2,960,000          CC /Caa2    Allen Systems Group, Inc., 10.5%,
                                    11/15/16 (144A)                                               $    1,924,000
----------------------------------------------------------------------------------------------------------------
                                    Data Processing & Outsourced Services -- 1.1%
     1,783,000           B-/Caa1    First Data Corp., 8.25%, 1/15/21 (144A)                       $    1,778,542
       399,000           B-/Caa1    First Data Corp., 9.875%, 9/24/15                                    406,980
     1,783,000           B-/Caa1    First Data Corp., 12.625%, 1/15/21                                 1,847,634
                                                                                                  --------------
                                                                                                  $    4,033,156
----------------------------------------------------------------------------------------------------------------
                                    Systems Software -- 1.0%
     4,560,951(g)(h)       NR/NR    Pegasus Solutions, Inc., 13.0%, 4/15/14 (144A)                $    4,013,637
                                                                                                  --------------
                                    Total Software & Services                                     $    9,970,793
----------------------------------------------------------------------------------------------------------------
                                    TECHNOLOGY HARDWARE & EQUIPMENT -- 0.2%
                                    Computer Storage & Peripherals -- 0.2%
       580,000          BBB/Baa3    Seagate Technology International, Inc.,
                                    10.0%, 5/1/14 (144A)                                          $      636,550
                                                                                                  --------------
                                    Total Technology Hardware & Equipment                         $      636,550
----------------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 1.6%
                                    Alternative Carriers -- 0.5%
     1,000,000            BB-/WR    PAETEC Holding Corp., 8.875%, 6/30/17                         $    1,085,000
       600,000             NR/WR    PAETEC Holding Corp., 9.875%, 12/1/18                                687,000
                                                                                                  --------------
                                                                                                  $    1,772,000
----------------------------------------------------------------------------------------------------------------
                                    Integrated Telecommunication Services -- 0.9%
     3,539,000           CCC+/B3    Cincinnati Bell, Inc., 8.75%, 3/15/18                         $    3,592,085
----------------------------------------------------------------------------------------------------------------
                                    Wireless Telecommunication Services -- 0.2%
       725,000            BB/Ba3    Vimpel Communications Via VIP Finance Ireland,
                                    Ltd., OJSC, 9.125%, 4/30/18 (144A)                            $      829,908
                                                                                                  --------------
                                    Total Telecommunication Services                              $    6,193,993
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28 Pioneer High Income Trust | Semiannual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 2.6%
                                    Air Freight & Logistics -- 1.2%
     4,601,000         CCC+/Caa1    CEVA Group PLC, 11.5%, 4/1/18 (144A)                          $    4,048,880
       720,000           CCC+/B3    CEVA Group PLC, 11.625%, 10/1/16 (144A)                              738,000
                                                                                                  --------------
                                                                                                  $    4,786,880
----------------------------------------------------------------------------------------------------------------
                                    Airlines -- 0.3%
       779,000           BB-/Ba2    Delta Air Lines, Inc., 9.5%, 9/15/14 (144A)                   $      817,950
       500,000             B-/NR    Gol Finance, 9.25%, 7/20/20 (144A)                                   459,000
                                                                                                  --------------
                                                                                                  $    1,276,950
----------------------------------------------------------------------------------------------------------------
                                    Marine -- 0.1%
       295,000             B+/B3    Navios South American Logistics, Inc./Navios
                                    Logistics Finance US, Inc., 9.25%, 4/15/19                    $      277,300
----------------------------------------------------------------------------------------------------------------
                                    Railroads -- 0.2%
     1,057,439(g)       CCC/Caa3    Florida East Coast Holdings Corp., 10.5%,
                                    8/1/17                                                        $      946,408
----------------------------------------------------------------------------------------------------------------
                                    Trucking -- 0.8%
     1,375,000           B+/Caa1    Swift Services Holdings, Inc., 10.0%, 11/15/18                $    1,488,437
     1,430,000              B/B3    Syncreon Global Ireland, Ltd., 9.5%,
                                    5/1/18 (144A)                                                      1,490,775
                                                                                                  --------------
                                                                                                  $    2,979,212
                                                                                                  --------------
                                    Total Transportation                                          $   10,266,750
----------------------------------------------------------------------------------------------------------------

                                    UTILITIES -- 2.5%
                                    Electric Utilities -- 0.8%
       310,000           NR/Caa1    Empresa Distrbuidora Y Comercializadora Norte,
                                    9.75%, 10/25/22 (144A)                                        $      155,000
       885,000           B-/Caa3    Energy Future Holdings Corp., 10.0%, 1/15/20                         975,712
     1,000,000           BB+/Ba1    PNM Resources, Inc., 9.25%, 5/15/15                                1,145,000
       350,000          CCC/Caa1    Texas Competitive Electric Holdings Co. LLC /
                                    TCEH Finance, Inc., 11.5%, 10/1/20 (144A)                            273,875
     2,105,000           CC/Caa3    Texas Competitive Electric Holdings Co. LLC /
                                    TCEH Finance, Inc., 15.0%, 4/1/21                                    778,850
                                                                                                  --------------
                                                                                                  $    3,328,437
----------------------------------------------------------------------------------------------------------------
                                    Independent Power Producers & Energy Traders -- 0.9%
     1,800,000           BB-/Ba3    InterGen NV, 9.0%, 6/30/17 (144A)                             $    1,732,500
     1,500,000             NR/B2    Star Energy Geothermal Wayang Windu Ltd.,
                                    11.5%, 2/12/15 (144A)                                              1,612,500
                                                                                                  --------------
                                                                                                  $    3,345,000
----------------------------------------------------------------------------------------------------------------
                                    Multi-Utilities -- 0.8%
     3,164,155             NR/NR    Ormat Funding Corp., 8.25%, 12/30/20                          $    3,005,948
                                                                                                  --------------
                                    Total Utilities                                               $    9,679,385
----------------------------------------------------------------------------------------------------------------
                                    TOTAL CORPORATE BONDS & NOTES
                                    (Cost $403,651,088)                                           $  409,154,980
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 29

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE BONDS & NOTES -- 6.0% of Net Assets
                                    DIVERSIFIED FINANCIALS -- 0.1%
                                    Asset Management & Custody Banks -- 0.1%
       400,000            BBB/NR    Apollo Investment Corp., 5.75%, 1/15/16                       $      412,000
                                                                                                  --------------
                                    Total Diversified Financials                                  $      412,000
----------------------------------------------------------------------------------------------------------------
                                    ENERGY -- 1.4%
                                    Coal & Consumable Fuels -- 0.5%
     1,905,000             B+/NR    Massey Energy Co., 3.25%, 8/1/15                              $    1,757,363
----------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Drilling -- 0.6%
     2,265,000(d)          NR/NR    Hercules Offshore, Inc., 3.375%, 6/1/38                       $    2,270,662
----------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production -- 0.3%
     1,340,000           BB-/Ba3    Chesapeake Energy Corp., 2.5%, 5/15/37                        $    1,203,487
                                                                                                  --------------
                                    Total Energy                                                  $    5,231,512
----------------------------------------------------------------------------------------------------------------
                                    HEALTH CARE EQUIPMENT & SERVICES -- 1.6%
                                    Health Care Equipment & Services -- 0.8%
     2,837,000(d)          B+/NR    Hologic, Inc., 2.0%, 12/15/37                                 $    3,180,986
----------------------------------------------------------------------------------------------------------------
                                    Health Care Facilities -- 0.7%
     1,985,000             B/Ba3    LifePoint Hospitals, Inc., 3.25%, 8/15/25                     $    1,994,925
       780,000              B/NR    LifePoint Hospitals, Inc., 3.5%, 5/15/14                             847,762
                                                                                                  --------------
                                                                                                  $    2,842,687
----------------------------------------------------------------------------------------------------------------
                                    Health Care Services -- 0.1%
       361,000             B+/B2    Omnicare, Inc., 3.25%, 12/15/35                               $      356,488
                                                                                                  --------------
                                    Total Health Care Equipment & Services                        $    6,380,161
----------------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 0.9%
                                    Diversified Chemicals -- 0.9%
     4,000,000(j)          B+/NR    Hercules, Inc., 6.5%, 6/30/29                                 $    3,312,500
                                                                                                  --------------
                                    Total Materials                                               $    3,312,500
----------------------------------------------------------------------------------------------------------------
                                    MEDIA -- 0.5%
                                    Movies & Entertainment -- 0.5%
     1,832,000             B-/NR    Live Nation Entertainment, Inc.,
                                    2.875%, 7/15/27                                               $    1,797,650
                                                                                                  --------------
                                    Total Media                                                   $    1,797,650
----------------------------------------------------------------------------------------------------------------
                                    SEMICONDUCTORS & SEMICONDUCTOR EQUIPMENT -- 0.4%
                                    Semiconductors -- 0.4%
       500,000             NR/NR    JA Solar Holdings Co., Ltd., 4.5%, 5/15/13                    $      475,000
       750,000             NR/NR    ReneSola, Ltd., 4.125%, 3/15/18 (144A)                               377,813
     1,569,000             NR/NR    Suntech Power Holdings Co., Ltd., 3.0%, 3/15/13                      776,655
                                                                                                  --------------
                                    Total Semiconductors & Semiconductor
                                    Equipment                                                     $    1,629,468
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30 Pioneer High Income Trust | Semiannual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
Principal
Amount            S&P/Moody's
USD ($)           Ratings                                                                         Value
----------------------------------------------------------------------------------------------------------------
                                    TELECOMMUNICATION SERVICES -- 1.1%
                                    Alternative Carriers -- 1.1%
     3,025,000            BB-/B2    Tw Telecom, Inc., 2.375%, 4/1/26                              $    4,280,375
                                                                                                  --------------
                                    Total Telecommunication Services                              $    4,280,375
----------------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE BONDS & NOTES
                                    (Cost $17,708,931)                                            $   23,043,666
----------------------------------------------------------------------------------------------------------------
                                    SOVEREIGN DEBT OBLIGATIONS -- 0.9% of Net Assets
                                    Argentina -- 0.3%
     1,200,000              B/B2    City of Buenos Aires, 12.5%, 4/6/15 (144A)                    $    1,212,000
----------------------------------------------------------------------------------------------------------------
                                    Russia -- 0.6%
     1,867,600(d)       BBB/Baa1    Russian Government International Bond,
                                    7.5%, 3/31/30                                                 $    2,357,845
----------------------------------------------------------------------------------------------------------------
                                    TOTAL SOVEREIGN DEBT OBLIGATIONS
                                    (Cost $2,518,596)                                             $    3,569,845
----------------------------------------------------------------------------------------------------------------
                                    TAX EXEMPT OBLIGATIONS -- 4.4% of Net Assets
                                    Indiana -- 0.4%
     1,650,000           NR/Baa3    East Chicago Indiana Exempt Facilities Revenue,
                                    7.0%, 1/1/14                                                  $    1,660,329
----------------------------------------------------------------------------------------------------------------
                                    New Jersey -- 1.2%
     4,525,000              B/B3    New Jersey Economic Development Authority
                                    Revenue, 7.0%, 11/15/30                                       $    4,542,331
----------------------------------------------------------------------------------------------------------------
                                    New York -- 0.9%
     3,475,000             BB/B2    New York City Industrial Development Agency
                                    Revenue, 7.625%, 12/1/32                                      $    3,543,180
----------------------------------------------------------------------------------------------------------------
                                    North Carolina -- 1.9%
     1,670,000             NR/NR    Charlotte North Carolina Special Facilities
                                    Revenue, 7.75%, 2/1/28                                        $    1,672,705
     6,300,000             NR/NR    Charlotte Special Facilities Revenue,
                                    5.6%, 7/1/27                                                       5,763,555
                                                                                                  --------------
                                                                                                  $    7,436,260
----------------------------------------------------------------------------------------------------------------
                                    TOTAL TAX EXEMPT OBLIGATIONS
                                    (Cost $12,914,357)                                            $   17,182,100
----------------------------------------------------------------------------------------------------------------
                                    MUNICIPAL COLLATERALIZED DEBT OBLIGATION --
                                    0.5% of Net Assets
     3,300,000(b)(h)       NR/NR    Non-Profit Preferred Funding Trust I, 6.75%,
                                    9/15/37 (144A)                                                $    2,084,115
----------------------------------------------------------------------------------------------------------------
                                    TOTAL MUNICIPAL COLLATERALIZED
                                    DEBT OBLIGATION
                                    (Cost $3,293,476)                                             $    2,084,115
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 31

----------------------------------------------------------------------------------------------------------------
Shares                                                                                            Value
----------------------------------------------------------------------------------------------------------------
                                    COMMON STOCKS -- 2.4% of Net Assets
                                    AUTOMOBILES & COMPONENTS -- 0.3%
                                    Auto Parts & Equipment -- 0.3%
        29,909                      Lear Corp.                                                    $    1,130,261
                                                                                                  --------------
                                    Total Automobiles & Components                                $    1,130,261
----------------------------------------------------------------------------------------------------------------
                                    CAPITAL GOODS -- 0.1%
                                    Building Products -- 0.1%
           894(c)(h)(l)             Panolam Holdings Co.                                          $      522,096
                                                                                                  --------------
                                    Total Capital Goods                                           $      522,096
----------------------------------------------------------------------------------------------------------------
                                    ENERGY -- 0.4%
                                    Oil & Gas Drilling -- 0.1%
        13,045(l)                   Rowan Companies Plc                                           $      440,530
----------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Equipment & Services -- 0.0%
        45,178(f)(l)                Sevan Marine ASA                                              $      120,706
----------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production -- 0.3%
     3,032,541(l)                   Norse Energy Corp., ASA                                       $    1,059,125
                                                                                                  --------------
                                    Total Energy                                                  $    1,620,361
----------------------------------------------------------------------------------------------------------------
                                    MATERIALS -- 0.8%
                                    Diversified Chemicals -- 0.6%
        46,580                      Lyondell Basell Industries NV                                 $    2,406,323
----------------------------------------------------------------------------------------------------------------
                                    Diversified Metals & Mining -- 0.2%
     1,391,615(c)(h)(l)             Blaze Recycling and Metals LLC Class A Units                  $      626,227
         3,402                      Freeport-McMoRan Copper & Gold, Inc., Class B                        134,651
                                                                                                  --------------
                                                                                                  $      760,878
                                                                                                  --------------
                                    Total Materials                                               $    3,167,201
----------------------------------------------------------------------------------------------------------------
                                    PHARMACEUTICALS, BIOTECHNOLOGY & LIFE SCIENCES -- 0.2%
                                    Pharmaceuticals -- 0.2%
        17,818                      Teva Pharmaceutical Industries, Ltd. (A.D.R.)                 $      737,844
                                                                                                  --------------
                                    Total Pharmaceuticals, Biotechnology &
                                    Life Sciences                                                 $      737,844
----------------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.0%+
                                    Systems Software -- 0.0%+
        10,942(h)(l)                Perseus Holding Corp.                                         $       27,355
                                                                                                  --------------
                                    Total Software & Services                                     $       27,355
----------------------------------------------------------------------------------------------------------------
                                    TRANSPORTATION -- 0.6%
                                    Airlines -- 0.3%
        97,564(l)                   Delta Air Lines, Inc.                                         $      893,686
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32 Pioneer High Income Trust | Semiannual Report | 9/30/12

----------------------------------------------------------------------------------------------------------------
Shares                                                                                            Value
----------------------------------------------------------------------------------------------------------------
                                    Marine -- 0.3%
       877,784(h)(l)                Horizon Lines, Inc.                                           $    1,211,342
                                                                                                  --------------
                                    Total Transportation                                          $    2,105,028
----------------------------------------------------------------------------------------------------------------
                                    TOTAL COMMON STOCKS
                                    (Cost $10,036,205)                                            $    9,310,146
----------------------------------------------------------------------------------------------------------------
                                    CONVERTIBLE PREFERRED STOCK -- 0.5% of Net Assets
                                    DIVERSIFIED FINANCIALS -- 0.5%
                                    Other Diversified Financial Services -- 0.5%
         1,880(e)                   Bank of America Corp., 7.25%                                  $    2,049,200
                                                                                                  --------------
                                    Total Diversified Financials                                  $    2,049,200
----------------------------------------------------------------------------------------------------------------
                                    TOTAL CONVERTIBLE PREFERRED STOCK
                                    (Cost $1,383,242)                                             $    2,049,200
----------------------------------------------------------------------------------------------------------------
                                    PREFERRED STOCKS -- 1.0% of Net Assets
                                    DIVERSIFIED FINANCIALS -- 0.9%
                                    Other Diversified Financial Services -- (continued) -- 0.9%
       132,750(b)                   GMAC Capital Trust I, 8.125%                                  $    3,333,352
                                                                                                  --------------
                                    Total Diversified Financials                                  $    3,333,352
----------------------------------------------------------------------------------------------------------------
                                    SOFTWARE & SERVICES -- 0.1%
                                    Data Processing & Outsourced Services -- 0.1%
         5,745(h)(l)                Perseus Holding Corp., 14.0%                                  $      310,230
                                                                                                  --------------
                                    Total Software & Services                                     $      310,230
----------------------------------------------------------------------------------------------------------------
                                    TOTAL PREFERRED STOCKS
                                    (Cost $3,322,424)                                             $    3,643,582
----------------------------------------------------------------------------------------------------------------
                                    RIGHTS/WARRANTS -- 0.0% of Net Assets
                                    ENERGY -- 0.0%+
                                    Oil & Gas Equipment & Services -- 0.0%+
           650(h)(l)                Green Field Energy Services, Inc., Expires
                                    11/15/21 (144A)                                               $       20,150
----------------------------------------------------------------------------------------------------------------
                                    Oil & Gas Exploration & Production -- 0.0%+
       131,055(l)                   Norse Energy Corp., ASA, Expires 6/16/15                      $          458
                                                                                                  --------------
                                    Total Energy                                                  $       20,608
----------------------------------------------------------------------------------------------------------------
                                    TOTAL RIGHTS/WARRANTS
                                    (Cost $23,773)                                                $       20,608
----------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 33

----------------------------------------------------------------------------------------------------------------
Principal
Amount                                                                                            Value
----------------------------------------------------------------------------------------------------------------
                                    TEMPORARY CASH INVESTMENTS -- 7.9% -- of Net Assets
                                    TIME DEPOSITS: 7.9%
EUR    185,101                      Citibank London, -0.014%, 10/1/12                             $      238,142
GBP     86,238                      Citibank London, 0.054%, 10/1/12                                     139,265
NOK  7,848,079                      JPMorgan Chase London, 0.03%, 10/1/12                              1,370,771
    28,658,000                      Bank of New York Mellon Grand Cayman,
                                    0.03%, 10/1/12                                                    28,658,000
                                                                                                  --------------
                                                                                                  $   30,406,178
----------------------------------------------------------------------------------------------------------------
                                    TOTAL TEMPORARY CASH INVESTMENTS
                                    (Cost $30,406,178)                                            $   30,406,178
----------------------------------------------------------------------------------------------------------------
                                    TOTAL INVESTMENTS IN SECURITIES -- 137.3%
                                    (Cost $515,297,587) (m)(n)                                    $  530,116,342
----------------------------------------------------------------------------------------------------------------
                                    OTHER ASSETS AND LIABILITIES -- 1.8%                          $    6,934,353
----------------------------------------------------------------------------------------------------------------
                                    PREFERRED SHARES AT REDEMPTION VALUE,
                                    INCLUDING DIVIDENDS PAYABLE -- (39.1)%                        $(151,002,854)
----------------------------------------------------------------------------------------------------------------
                                    NET ASSETS APPLICABLE TO COMMON
                                    SHAREOWNERS --100.0%                                          $  386,047,841
----------------------------------------------------------------------------------------------------------------

NR    Security not rated by S&P or Moody's.

WR    Rating Withdrawn.

(144A)Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At September 30, 2012, the value of these securities amounted to $203,124,630, or 52.6% of total net assets applicable to common shareowners.

* Senior secured floating rate loan interests in which the Trust invests generally pay interest at rates that are periodically redetermined by reference to a base lending plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The interest rate shown is the rate accruing at September 30, 2012.

+     Amount rounds to less than 0.1%.

(a) Floating rate note. The rate shown is the coupon rate at September 30, 2012.

(b) The interest rate is subject to change periodically. The interest is shown is the rate at September 30, 2012.

(c)   Security is valued using fair value methods.

(d) Debt obligation initially issued at one coupon which converts to a higher coupon at a specific date. The rate shown is the rate at September 30, 2012.

(e)   Security is perpetual in nature and has no stated maturity date.

(f)   Security is in default and is non-income producing.

(g) Payment-in-kind (PIK) security which may pay interest in the form of additional principal amount.

(h) Indicates a security that has been deemed as illiquid. The aggregate cost of illiquid securities is $15,936,254. The aggregate fair value of $10,907,902 represents 2.8% of total net assets applicable to common shareowners.

The accompanying notes are an integral part of these financial statements.

34 Pioneer High Income Trust | Semiannual Report | 9/30/12

(i)   The company is scheduled for approval of a reorganization plan.

(j)   Security is priced as a unit.

(k) Security issued with a zero coupon. Income is recognized through accretion of discount.

(l)   Non-income producing.

(m) At September 30, 2012, the net unrealized gain on investments based on cost for federal tax purposes of $517,814,033 was as follows:

        Aggregate gross unrealized gain for all investments in which
          there is an excess of value over tax cost                                    $45,923,322
        Aggregate gross unrealized loss for all investments in which
          there is an excess of tax cost over value                                    (33,621,013)
                                                                                       -----------
        Net unrealized gain                                                            $12,302,309
                                                                                       ===========

For financial reporting purposes net unrealized gain on investments was $14,818,755 and cost of investments aggregated $515,297,587.

(n) Distributions of Investments by country of issue, as a percentage of total investments in securities, is as follows:

      United States                                                                          78.7%
      Cayman Islands                                                                           4.3
      Luxembourg                                                                               2.9
      Canada                                                                                   2.5
      United Kingdom                                                                           2.2
      Netherlands                                                                              2.0
      Ireland                                                                                  1.5
      Other (individually less than 1%)                                                        5.9
                                                                                            ------
                                                                                            100.0%
                                                                                            ======

Purchases and sales of securities (excluding temporary cash investments) for the six months ended September 30, 2012 aggregated $59,789,147 and $21,337,589, respectively.

Glossary of Terms:

(A.D.R.) American Depositary Receipt

Principal amounts are denominated in U.S. dollars unless otherwise noted.

EUR   -- Euro
CNY   -- Chinese Yuan Renminbi
GBP   -- Great British Pound
NOK   -- Norwegian Krone

Various inputs are used in determining the value of the Trust's investments. These inputs are summarized in the three broad levels below.

      Level 1 - quoted prices in active markets for identical securities Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds credit risks, etc.)
      Level 3 -  significant unobservable inputs (including the Trust's own assumptions in determining fair value of investments)

Generally, equity securities are categorized as Level 1, fixed income securities and senior loans are categorized as Level 2, and securities valued using fair value methods (other than prices supplied by independent pricing services) are categorized as Level 3. See Notes to Financial Statements -- Note 1A.

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 35

The following is a summary of the inputs used as of September 30, 2012, in valuing the Trust's instruments:


----------------------------------------------------------------------------------------------------------------
                                                     Level 1        Level 2         Level 3       Total
----------------------------------------------------------------------------------------------------------------
Asset Backed Securities                              $         --   $   3,696,053   $        --   $   3,696,053
Collateralized Mortgage
   Obligations                                                 --       1,936,137            --       1,936,137
Senior Secured Floating Rate
   Loan Interests                                              --      24,019,732            --      24,019,732
Tax Exempt Obligations                                         --      17,182,100            --      17,182,100
Corporate Bonds & Notes
   Auto Parts & Equipment                                      --      10,725,883            --      10,725,883
   All Other                                                   --     398,429,097            --     398,429,097
Convertible Bonds & Notes                                      --      23,043,666            --      23,043,666
Municipal Collateralized
   Debt Obligation                                             --       2,084,115            --       2,084,115
Sovereign Debt Obligations                                     --       3,569,845            --       3,569,845
Common Stocks
   Diversified Metals & Mining                            134,651              --       626,227         760,878
   Building Products                                           --              --       522,096         522,096
   Systems Software                                            --          27,355            --          27,355
   All Other                                            7,999,817              --            --       8,134,468
Convertible Preferred Stock                             2,049,200              --            --       2,049,200
Preferred Stocks
   Data Processing & Outsourced
     Services                                                  --         310,230            --         310,230
   All Other                                            3,333,352              --            --       3,333,352
Rights/Warrants
   Oil & Gas Exploration & Production                          --             458            --             458
   All Other                                               20,150              --            --          20,150
Temporary Cash Investments
   Time Deposits                                               --      30,406,178            --      30,406,178
----------------------------------------------------------------------------------------------------------------
Total                                                $ 13,537,170   $ 515,430,849   $ 1,148,323   $ 530,116,342
----------------------------------------------------------------------------------------------------------------
Other Financial Instruments                                    --        (198,441)           --        (198,441)
================================================================================================================

* Other Financial Instruments include net unrealized appreciation on foreign exchange contracts and unrealized depreciation on unfunded loan commitments.

The accompanying notes are an integral part of these financial statements.

36 Pioneer High Income Trust | Semiannual Report | 9/30/12

The   following   is   a  reconciliation  of  assets  valued  using  significant
unobservable inputs (Level 3):

------------------------------------------------------------------------------------------------------------------------------------
                                              Change in
                     Balance     Realized     Unrealized                                Accrued     Transfers  Transfers  Balance
                     as of       gain         appreciation                              discounts/  in to      out of     as of
                     3/31/12     (loss)(1)    (depreciation)(2) Purchases  Sales        premiums    Level 3*   Level 3*   9/30/12
------------------------------------------------------------------------------------------------------------------------------------
CORPORATE BONDS & NOTES
   Environmental &
     Facilities
     Services        $  133,492  $(1,220,357) $   1,141,508     $      --  $   (54,643) $       --  $      --  $      --  $       --
CONVERTIBLE BONDS &
     NOTES
     Marine           1,052,235           --      1,496,604            --   (2,547,307)     (1,532)        --         --          --
COMMON STOCKS
   Building Products    438,060           --         84,036            --           --          --         --         --     522,096
   Diversified Metals
     & Mining           918,466           --       (292,239)           --           --          --         --         --     626,227
------------------------------------------------------------------------------------------------------------------------------------
Total Investment
   Ending balance    $2,542,253  $(1,220,357) $   2,429,909     $      --  $(2,601,950) $   (1,532) $      --  $      --  $1,148,323
====================================================================================================================================

*     Transfers are calculated on the end of period value.

(1)   Realized gain (loss) on these securities is included in the realized gain
      (loss) from investments in the Statement of Operations.

(2) Unrealized appreciation (depreciation) on these securities is included in the change in unrealized gain (loss) from investments in the Statement of Operations.

Net change in unrealized appreciation of Level 3 investments still held and considered Level 3 at 9/30/12: $(208,203)

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 37

Statement of Assets and Liabilities | 9/30/12 (Consolidated) (unaudited)


ASSETS:
   Investments in securities, at value (cost $515,297,587)                                      $530,116,342
   Cash                                                                                                  287
   Receivables:
      Interest and withholding tax reclaim receivable                                             12,645,716
      Dividends receivable                                                                            34,075
Reinvestment of distributions                                                                        288,206
Appreciation on unfunded loan commitments - net                                                       19,750
   Prepaid expenses                                                                                   34,863
   Other assets                                                                                      120,203
-------------------------------------------------------------------------------------------------------------
        Total assets                                                                            $543,259,442
-------------------------------------------------------------------------------------------------------------
LIABILITIES:
   Payables:
      Investment securities purchased                                                           $  5,584,000
      Administration fee                                                                              32,551
      Forward foreign currency portfolio hedge contracts - net                                       218,191
      Due to custodian(Cost $44,882)                                                                     334
   Due to affiliates                                                                                 237,580
   Accrued expenses                                                                                  133,609
   Other liabilities                                                                                   2,482
-------------------------------------------------------------------------------------------------------------
        Total liabilities                                                                       $  6,208,747
-------------------------------------------------------------------------------------------------------------
PREFERRED SHARES AT REDEMPTION VALUE:
   $25,000 liquidation value per share applicable to 6,040
      shares, including dividends payable of $2,854                                             $151,002,854
-------------------------------------------------------------------------------------------------------------
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
   Paid-in capital                                                                              $403,266,571
   Undistributed net investment income                                                            14,158,753
   Accumulated net realized loss on investments and foreign
      currency transactions                                                                      (46,041,508)
   Net unrealized gain on investments                                                             14,838,505
   Net unrealized loss on forward foreign currency contracts and
      other assets and liabilities denominated in foreign currencies                                (174,480)
-------------------------------------------------------------------------------------------------------------
        Net assets applicable to common shareowners                                             $386,047,841
=============================================================================================================
NET ASSET VALUE PER COMMON SHARE:
   No par value (unlimited number of shares authorized)
      Based on $386,047,841/28,315,387 common shares                                            $      13.63
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

38 Pioneer High Income Trust | Semiannual Report | 9/30/12

Statement of Operations (Consolidated) (unaudited)


INVESTMENT INCOME:
   Interest                                                                  $25,974,155
   Dividends (net of foreign taxes withheld $11,700)                             278,489
   Facility and other fees                                                       446,625
-------------------------------------------------------------------------------------------------------------
      Total Investment income                                                                   $ 26,699,269
-------------------------------------------------------------------------------------------------------------
EXPENSES:
   Management fees                                                           $ 1,583,988
   Administration reimbursements                                                  62,039
   Transfer agent fees and expenses                                               22,502
   Shareholder communications expenses                                             7,585
   Auction agent fees                                                            189,660
   Custodian fees                                                                 12,197
   Registration fees                                                              12,903
   Professional fees                                                              61,838
   Printing expenses                                                              18,988
   Trustees' fees                                                                 10,120
   Pricing fees                                                                   12,378
   Miscellaneous                                                                  48,751
-------------------------------------------------------------------------------------------------------------
      Total expenses                                                                            $  2,042,949
-------------------------------------------------------------------------------------------------------------
        Net investment income                                                                   $ 24,656,320
-------------------------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS AND
FOREIGN CURRENCY TRANSACTIONS:
   Net realized gain from:
      Investments                                                            $ 3,371,835
      Forward foreign currency contracts and other
        assets and liabilities denominated in foreign currencies                 397,253        $  3,769,088
-------------------------------------------------------------------------------------------------------------
   Change in net unrealized gain (loss) from:
      Investments                                                            $  (407,891)
      Forward foreign currency contracts and other
        assets and liabilities denominated in foreign currencies                 (42,561)       $   (450,452)
-------------------------------------------------------------------------------------------------------------
   Net gain on investments and foreign currency transactions                                    $  3,318,636
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO PREFERRED SHAREOWNERS FROM NET INVESTMENT INCOME:                              $   (120,571)
-------------------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
      shareowners resulting from operations                                                     $ 27,854,385
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 39

Statement of Changes in Net Assets (Consolidated)

-------------------------------------------------------------------------------------------------------------
                                                                            Six Months
                                                                            Ended              Year
                                                                            9/30/12            Ended
                                                                            (unaudited)        3/31/12
-------------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                                       $  24,656,320      $  47,727,570
Net realized gain on investments and foreign currency transactions              3,769,088          9,841,877
Change in net unrealized gain (loss) on investments and
   foreign currency transactions                                                 (450,452)       (36,254,125)
Distributions to preferred shareowners from net
   investment income                                                             (120,571)          (177,707)
-------------------------------------------------------------------------------------------------------------
      Net increase in net assets applicable to common
        shareowners resulting from operations                               $  27,854,385      $  21,137,615
-------------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO COMMON SHAREOWNERS:
Net investment income ($0.83 and $1.65 per
   share, respectively)                                                     $ (23,311,805)     $ (46,381,043)
-------------------------------------------------------------------------------------------------------------
        Total distributions to common shareowners                           $ (23,311,805)     $ (46,381,043)
-------------------------------------------------------------------------------------------------------------
FROM TRUST SHARE TRANSACTIONS:
Conversion                                                                  $     267,751      $          --
-------------------------------------------------------------------------------------------------------------
Reinvestment of distributions                                               $   1,719,743      $   3,412,875
-------------------------------------------------------------------------------------------------------------
   Net increase in net assets applicable to common
      shareowners from Trust share transactions                             $   1,987,494      $   3,412,875
-------------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets applicable to
      common shareowners                                                    $   6,530,074      $ (21,830,553)
NET ASSETS APPLICABLE TO COMMON SHAREOWNERS:
Beginning of period                                                           379,517,767        401,348,320
-------------------------------------------------------------------------------------------------------------
End of period                                                               $ 386,047,841      $ 379,517,767
-------------------------------------------------------------------------------------------------------------
Undistributed net investment income                                         $  14,158,753      $  12,934,809
=============================================================================================================

The accompanying notes are an integral part of these financial statements.

40 Pioneer High Income Trust | Semiannual Report | 9/30/12

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended            Year          Year
                                                      9/30/12          Ended         Ended          Year       Year       Year
                                                      (unaudited)      3/31/12       3/31/11        Ended      Ended      Ended
                                                      (Consolidated)   (Consolidated)(Consolidated) 3/31/10    3/31/09    3/31/08
-----------------------------------------------------------------------------------------------------------------------------------
Per Share Operating Performance
Net asset value, beginning of period                  $        13.45    $      14.33  $      13.23  $    7.07  $   13.41  $ 16.63
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:(a)
   Net investment income                              $         0.87    $       1.70  $       1.68  $    1.65  $    1.82  $  1.90
   Net realized and unrealized gain (loss)
      on investments and foreign currency
      transactions                                              0.14           (0.92)         1.09       6.17      (6.38)   (2.73)
-----------------------------------------------------------------------------------------------------------------------------------
Dividends and distributions to preferred
   shareowners from:
   Net investment income                                       (0.00)(b)       (0.01)        (0.02)     (0.01)     (0.13)   (0.22)
   Net realized gains                                             --              --            --         --         --    (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) from investment operations    $         1.01    $       0.77  $       2.75  $    7.81  $   (4.69) $ (1.12)
-----------------------------------------------------------------------------------------------------------------------------------
Distributions to common shareowners from:
   Net investment income                                       (0.83)          (1.65)        (1.65)     (1.65)     (1.65)   (1.65)
   Net realized gains                                             --              --            --         --         --    (0.45)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value            $         0.18    $      (0.88) $       1.10  $    6.16  $   (6.34) $ (3.22)
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period(c)                     $        13.63    $      13.45  $      14.33  $   13.23  $    7.07  $ 13.41
===================================================================================================================================
Market value, end of period(c)                        $        18.66    $      16.66  $      16.55  $   15.38  $    8.03  $ 13.15
===================================================================================================================================
Total return at market value(d)                                17.61%          11.53%        20.12%    119.69%    (27.74)% (15.37)%
Ratios to average net assets of common
   shareowners:
   Net expenses (e)                                             1.08%(f)        1.05%         1.11%      1.23%      1.25%    1.02%
   Net investment income before preferred
      share dividends                                          13.09%(f)       12.66%        12.43%     14.92%     17.03%   12.36%
   Preferred share dividends                                    0.06%(f)        0.05%         0.12%      0.13%      1.22%    1.45%
   Net investment income available
      to common shareowners                                    13.03%(f)       12.61%        12.31%     14.79%     15.81%   10.91%
Portfolio turnover                                                 4%             24%           10%        15%        19%      15%

The accompanying notes are an integral part of these financial statements.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 41

-----------------------------------------------------------------------------------------------------------------------------------
                                                      Six Months
                                                      Ended             Year          Year
                                                      9/30/12           Ended         Ended         Year       Year       Year
                                                      (unaudited)       3/31/12       3/31/11       Ended      Ended      Ended
                                                      (Consolidated)    (Consolidated)(Consolidated)3/31/10    3/31/09    3/31/08
-----------------------------------------------------------------------------------------------------------------------------------
Net assets of common shareowners, end of period (in   $      386,048    $    379,518  $    401,348  $ 367,087  $ 194,057  $365,199
   thousands)
Preferred shares outstanding (in thousands)           $      151,003    $    151,000  $    151,000  $ 151,000  $ 151,000  $151,000
Asset coverage per preferred share, end of period     $       88,916    $     87,835  $     91,450  $  85,777  $  57,131  $ 85,481
Average market value per preferred share (g)          $       25,000    $     25,000  $     25,000  $  25,000  $  25,000  $ 25,000
Liquidation value, including dividends payable, per   $       25,001    $     25,001  $     25,001  $  25,001  $  25,002  $ 25,018
   preferred share
Ratios to average net assets of common shareowners
before waivers and reimbursement of expenses
      Net expenses (e)                                          1.08%(f)        1.05%         1.11%      1.23%      1.25%     1.02%
      Net investment income before preferred share
      dividends                                                13.09%(f)       12.66%        12.43%     14.92%     17.03%    12.36%
      Preferred share dividends                                 0.06%(f)        0.05%         0.12%      0.13%      1.22%     1.45%
      Net investment income available to common
      shareowners                                              13.03%(f)       12.61%        12.31%     14.79%     15.81%    10.91%
===================================================================================================================================

(a) The per common share data presented above is based upon the average common shares outstanding for the periods presented.

(b)   Amount is less than $0.01 per common share.

(c) Net asset value and market value are published in Barron's on Saturday, The Wall Street Journal on Monday and The New York Times on Monday and Saturday.

(d) Total investment return is calculated assuming a purchase of common shares at the current market value on the first day and a sale at the current market value on the last day of the periods reported. Dividends and distributions, if any, are assumed for purposes of this calculation to be reinvested at prices obtained under the Trust's dividend reinvestment plan. Total investment return does not reflect brokerage commissions. Past performance is not a guarantee of future results.

(e) Expense ratios do not reflect the effect of distribution payments to preferred shareowners.

(f)   Annualized.

(g)   Market value is redemption value without an active market.

The information above represents the audited operating performance data for a share of common stock outstanding, total investment return, ratios to average net assets and other supplemental data for the periods indicated. This information has been determined based upon financial information provided in the financial statements and market value data for the Trust's common shares.

The accompanying notes are an integral part of these financial statements.

42 Pioneer High Income Trust | Semiannual Report | 9/30/12

Notes to Financial Statements | 9/30/12 (Consolidated) (unaudited)

1.    Organization and Significant Accounting Policies

Pioneer High Income Trust (the Trust) was organized as a Delaware statutory trust on January 30, 2002. Prior to commencing operations on April 26, 2002, the Trust had no operations other than matters relating to its organization and registration as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended. The investment objective of the Trust is to seek a high level of current income and the Trust may, as a secondary objective, also seek capital appreciation to the extent that it is consistent with its investment objective.

The Trust's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Trust to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gain or loss on investments during the reporting period. Actual results could differ from those estimates.

The following is a summary of significant accounting policies followed by the Trust in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A.    Security Valuation

      Security transactions are recorded as of trade date. Investments in loan interests are valued in accordance with guidelines established by the Board of Trustees at the mean between the last available bid and asked prices from one or more brokers or dealers as obtained from Loan Pricing Corporation. Loan interests for which no reliable price quotes are available will be valued by Loan Pricing Corporation through the use of pricing matrices to determine valuations. Fixed-income securities with remaining maturity of more than sixty days are valued at prices supplied by independent pricing services, which consider such factors as market prices, market events, quotations from one or more brokers, Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Equity securities that have traded on an exchange are valued at the last sale price on the principal exchange where they are traded. Equity securities that have not traded on the date of valuation or securities for which sale prices are not available, generally are valued using the mean between the last bid and asked prices. Short-term fixed income securities with remaining maturities of sixty days or less generally are valued at amortized cost. Money market mutual funds are valued at net asset value.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 43

      Trading in foreign securities is substantially completed each day at various times prior to the close of the NYSE. The values of such securities used in computing the net asset value of the Trust's shares are determined as of such times.

      Securities or loan interests for which independent pricing services are unable to supply prices or for which market prices and/or quotations are not readily available or are considered to be unreliable are valued using fair value methods pursuant to procedures adopted by the Board of Trustees. The Trust may use fair value methods if it is determined that a significant event has occurred after the close of the exchange or market on which the security trades and prior to the determination of the Trust's net asset value. Examples of a significant event might include political or economic news, corporate restructurings, natural disasters, terrorist activity or trading halts. Thus, the valuation of the Trust's securities may differ from exchange prices.

      At September 30, 2012, three securities were valued using fair value methods (in addition to securities valued using prices supplied by independent pricing services) representing 0.3% of net assets applicable to common shareowners. Inputs used when applying fair value methods to value a security may include credit ratings, the financial condition of the company, current market conditions and comparable securities.

      Discounts and premiums on debt securities are accreted or amortized, respectively, daily, into interest income on an effective yield to maturity basis with a corresponding increase or decrease in the cost basis of the security. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the monthly paydowns. Interest income, including interest on income bearing cash accounts, is recorded on an accrual basis, net of unrecoverable foreign taxes withheld at the applicable country rates.

      Dividend income is recorded on the ex-dividend date, except that certain dividends from foreign securities where the ex-dividend date may have passed are recorded as soon as the Trust becomes aware of the ex-dividend data in the exercise of reasonable diligence.

      Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B.    Foreign Currency Translation

      The books and records of the Trust are maintained in U.S. dollars. Amounts denominated in foreign currencies are translated into U.S. dollars using current exchange rates.

44 Pioneer High Income Trust | Semiannual Report | 9/30/12

      Net realized gains and losses on foreign currency transactions, if any, represent, among other things, the net realized gains and losses on foreign currency contracts, disposition of foreign currencies and the difference between the amount of income accrued and the U.S. dollars actually received. Further, the effects of changes in foreign currency exchange rates on investments are not segregated in the Statement of Operations from the effects of changes in market prices of those securities but are included with the net realized and unrealized gain or loss on investments.

C.    Forward Foreign Currency Contracts

      The Trust may enter into forward foreign currency contracts (contracts) for the purchase or sale of a specific foreign currency at a fixed price on a future date. All contracts are marked to market daily at the applicable exchange rates, and any resulting unrealized gains or losses are recorded in the Trust's financial statements. The Trust records realized gains and losses at the time a portfolio hedge is offset by entry into a closing transaction or extinguished by delivery of the currency. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of the contracts and from unanticipated movements in the value of foreign currencies relative to the U.S. dollar (see Note 6).

D.    Federal Income Taxes

      It is the Trust's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its shareowners. Therefore, no federal income tax provision is required. Tax years for the prior three fiscal years remain subject to examination by federal and state tax authorities.

      The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Trust's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain (loss) on investment and foreign currency transactions, or as from paid-in capital, depending on the type of book/tax differences that may exist.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 45

      The tax character of current year distributions payable to common and preferred shareowners will be determined at the end of the current taxable year. The tax character of distribution paid during the year ended March 31, 2012 was as follows:

---------------------------------------------------------------------------------
                                                                            2012
---------------------------------------------------------------------------------
      Distribution paid from:
      Ordinary income                                             $   46,558,750
---------------------------------------------------------------------------------
        Total                                                     $   46,558,750
=================================================================================

      The following shows the components of distributable earnings (losses) on a federal income tax basis at March 31, 2012:

---------------------------------------------------------------------------------
                                                                            2012
---------------------------------------------------------------------------------
      Distributable earnings:
      Undistributed ordinary income                               $   15,214,430
      Capital loss carryforward                                      (48,456,697)
      Post-October loss deferred                                      (1,362,566)
      Dividends payable                                                   (3,035)
      Unrealized appreciation                                         12,846,558
---------------------------------------------------------------------------------
            Total                                                 $  (21,761,310)
=================================================================================

      The difference between book-basis and tax-basis unrealized appreciation is primarily attributable to the tax deferral of losses on wash sales, the realization for tax purposes of unrealized gains on certain foreign currency contracts, the difference between book and tax amortization methods for premiums and discounts on fixed income securities, the accrual of income on securities in default, and other book/tax temporary differences.

E.    Risks

      Information regarding the Trust's principal risks is contained in the Trust's original offering prospectus, with additional information included in the Trust's shareowner reports issued from time to time. Please refer to those documents when considering the Trust's principal risks. At times, the Trust's investments may represent industries or industry sectors that are interrelated or have common risks, making the Trust more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

46 Pioneer High Income Trust | Semiannual Report | 9/30/12

      Under normal market conditions, the Trust invests at least 80% of its assets in below investment grade (high-yield) debt securities, loans and preferred stocks. Because the Trust's investments are concentrated in high-yield securities, the Trust is subject to risks of such securities. Below investment grade securities are commonly referred to as "junk bonds" and are considered speculative with respect to the issuer's capacity to pay interest and repay principal. The Trust's investments in certain foreign markets or countries with limited developing markets may subject the Trust to a greater degree of risk than in a developed market. These risks include disruptive political or economic conditions and the possible imposition of adverse governmental laws or currency exchange restrictions.

F.    Repurchase Agreements

      With respect to repurchase agreements entered into by the Trust, the value of the underlying securities (collateral), including accrued interest, is required to be equal to or in excess of the repurchase price. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Trust's custodian or a subcustodian of the Trust. The Trust's investment adviser, Pioneer Investment Management, Inc.
      (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

G.    Automatic Dividend Reinvestment Plan

      All common shareowners whose shares are registered in their own names automatically participate in the Automatic Dividend Reinvestment Plan (the
      Plan), under which participants receive all dividends and capital gain distributions (collectively, dividends) in full and fractional common shares of the Trust in lieu of cash. Shareowners may elect not to participate in the Plan. Shareowners not participating in the Plan receive all dividends and capital gain distributions in cash. Participation in the Plan is completely voluntary and may be terminated or resumed at any time without penalty by notifying American Stock Transfer & Trust Company, the agent for shareowners in administering the Plan (the Plan Agent), in writing prior to any dividend record date; otherwise such termination or resumption will be effective with respect to any subsequently declared dividend or other distribution.

      If a shareowner's shares are held in the name of a brokerage firm, bank or other nominee, the shareowner can ask the firm or nominee to participate in the Plan on the shareowner's behalf. If the firm or nominee does not offer the Plan, dividends will be paid in cash to the shareowner of record. A firm or nominee may reinvest a shareowner's cash dividends in common shares of the Trust on terms that differ from the terms of the Plan.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 47

      Whenever the Trust declares a dividend on common shares payable in cash, participants in the Plan will receive the equivalent in common shares acquired by the Plan Agent either (i) through receipt of additional unissued but authorized common shares from the Trust or (ii) by purchase of outstanding common shares on the New York Stock Exchange or elsewhere. If, on the payment date for any dividend, the net asset value per common share is equal to or less than the market price per share plus estimated brokerage trading fees (market premium), the Plan Agent will invest the dividend amount in newly issued common shares. The number of newly issued common shares to be credited to each account will be determined by dividing the dollar amount of the dividend by the net asset value per common share on the date the shares are issued, provided that the maximum discount from the then current market price per share on the date of issuance does not exceed 5%. If, on the payment date for any dividend, the net asset value per common share is greater than the market value (market discount), the Plan Agent will invest the dividend amount in common shares acquired in open-market purchases. There are no brokerage charges with respect to newly issued common shares. However, each participant will pay a pro rata share of brokerage trading fees incurred with respect to the Plan Agent's open-market purchases. Participating in the Plan does not relieve shareowners from any federal, state or local taxes which may be due on dividends paid in any taxable year. Shareowners holding Plan shares in a brokerage account may not be able to transfer the shares to another broker and continue to participate in the Plan.

2.    Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit S.p.A. (UniCredit), manages the Trust's portfolio. Management fees payable under the Trust's Advisory Agreement with PIM are calculated daily at the annual rate of 0.60% of the Trust's average daily managed assets. "Managed assets" means (a) the total assets of the Trust, including any form of investment leverage, minus (b) all accrued liabilities incurred in the normal course of operations, which shall not include any liabilities or obligations attributable to investment leverage obtained through (i) indebtedness of any type (including, without limitation, borrowing through a credit facility of the issuance of debt securities), (ii) the issuance of preferred stock or other similar preference securities, and/or
(iii) any other means. For the period ended September 30, 2012, the net management fee was 0.60% of the Trust's average daily managed assets, which was equivalent to 0.84% of the Trust's average daily net assets attributable to the common shareowners.

48 Pioneer High Income Trust | Semiannual Report | 9/30/12

In addition, under PIM's management and administration agreements, certain other services and costs are paid by PIM and reimbursed by the Trust. At September 30, 2012, $270,131 was payable to PIM related to management costs, administrative costs and certain other reimbursements and is included in "Due to affiliates" and "Administration fee" on the Statement of Assets and Liabilities.

Effective April 2, 2012, PIM has retained Brown Brothers Harriman & Co. (BBH) to provide certain administrative and accounting services to the Trust on its behalf. For such services, PIM pays BBH a monthly fee at an annual rate of 0.025% of the Trust's average daily managed assets subject to a minimum monthly fee of $6,250. Previously, PIM had retained State Street Bank and Trust Company (State Street) to provide such services. PIM paid State Street a monthly fee at an annual rate of 0.07% of the Trust's average daily managed assets in excess up to $500 million, subject to a minimum monthly fee of $10,000. Neither BBH nor State Street received compensation directly from the Trust for providing such services.

3. Transfer Agents

Pioneer Investment Management Shareholder Services, Inc. (PIMSS), a wholly owned indirect subsidiary of UniCredit, through a sub-transfer agency agreement with American Stock Transfer & Trust Company, provides substantially all transfer agent and shareowner services related to the Trust's common shares at negotiated rates. Deutsche Bank Trust Company Americas (Deutsche Bank) is the transfer agent, registrar, dividend paying agent and auction agent with respect to the Trust's Auction Market Preferred Shares (AMPS). The Trust pays Deutsche Bank an annual fee, as is agreed to from time to time by the Trust and Deutsche Bank, for providing such services.

In addition, the Trust reimburses PIMSS for out-of-pocket expenses incurred by PIMSS related to shareowner communications activities such as proxy and statement mailings and outgoing phone calls.

4. Basis for Consolidation for the Pioneer High Income Trust

The consolidated financial statements of the Trust include the accounts of Blaze Holding HINCT, Inc. ("the Subsidiary"). All intercompany accounts and transactions have been eliminated in consolidation. The Subsidiary, a Delaware corporation, was incorporated on February 10, 2011 and is wholly-owned and controlled by the Trust. It is intended that the Trust will remain the sole shareholder of, and will continue to control, the Subsidiary. The Subsidiary acts as an investment vehicle for the Trust's interest in Blaze Recycling and Metals LLC, Class A Units. As of September 30, 2012, the Subsidiary represented approximately $626,227 or approximately 0.2% of the net assets applicable to the common shareholders of the Trust.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 49

5. Expense Offset Arrangement

The Trust has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Trust's custodian expenses. For the six months ended September 30, 2012, the Trust expenses were not reduced under such arrangement.

6. Forward Foreign Currency Contracts

During the six months ended September 30, 2012, the Trust entered into various forward foreign currency contracts that obligate the Trust to deliver or take delivery of currencies at specified future maturity dates. Alternatively, prior to the settlement date of a forward foreign currency contract, the Trust may close out such contract by entering into an offsetting contract. The average value of contracts open during the six months ended September 30, 2012 was $8,667,932. At September 30, 2012, the Trust had no outstanding settlement contracts.

Open portfolio hedges at September 30, 2012, were as follows:

--------------------------------------------------------------------------------------
                       Net
                       Contracts    In                                     Net
                       to Receive/  Exchange     Settlement                Unrealized
Currency               (Deliver)    for US$      Date         US$ Value    (Loss)
--------------------------------------------------------------------------------------
EURO (European Dollar)  (3,932,000) $(4,903,755)    03/28/13  $(5,063,213) $ (159,458)
GBP (Pound Sterling)    (1,057,000)  (1,645,814)    03/28/13   (1,704,547)    (58,733)
--------------------------------------------------------------------------------------
   Total                                                                   $ (218,191)
======================================================================================

7. Unfunded Loan Commitments

As of September 30, 2012, the Trust had unfunded loan commitments of $3,950,000 (excluding unrealized appreciation on this commitment of $19,750 as of September 30, 2012) which could be extended at the option of the borrower, pursuant to the following loan agreements:

--------------------------------------------------------------------------------------------
                                                                                 Unrealized
Borrower                                  Par          Cost         Value        Gain
--------------------------------------------------------------------------------------------
Cequel Communications LLC                 $ 1,500,000  $ 1,500,000  $ 1,507,500  $    7,500
Hamilton Sundstrand Corp., Term Loan      $ 2,450,000  $ 2,450,000  $ 2,462,250  $   12,250
--------------------------------------------------------------------------------------------
   Total                                                                         $   19.750
============================================================================================

There were no bridge loan commitments outstanding at September 30, 2012.

8. Trust Shares

There are an unlimited number of common shares of beneficial interest authorized.

50 Pioneer High Income Trust | Semiannual Report | 9/30/12

Transactions in common shares of beneficial interest for the periods ended September 30, 2012 and March 31, 2012 were as follows:

--------------------------------------------------------------------------------
                                                          9/30/12        3/31/12
--------------------------------------------------------------------------------
Shares outstanding at beginning of period              28,213,163     27,999,225
Reinvestment of distributions                             102,224        213,938
--------------------------------------------------------------------------------
Shares outstanding at end of period                    28,315,387     28,213,163
================================================================================

The Trust may classify or reclassify any unissued shares of beneficial interest into one or more series of preferred shares of beneficial interest. As of September 30, 2012, there were 6,010 AMPS as follows: Series M7-2,020, Series W28-2,020 and Series TH7-2,000.

Dividends on Series M7 and Series TH7 are cumulative at a rate which is to be reset every seven days based on the results of an auction. Dividends on Series W28 are also cumulative at a rate to be reset every 28 days based on the results of an auction. An auction fails if there are more AMPS offered for sale than there are buyers. When an auction fails, the dividend rate for the period will be the maximum rate on the auction dates described in the prospectus for the AMPS. Preferred shareowners are not able to sell their AMPS at an auction if the auction fails. Since February 2008, the Trust's auctions related to the AMPS have failed. The maximum rate for each 7-day series is 150% of the 7 day commercial paper rate. The maximum rate for the 28-day series is 150% of the 30 day commercial paper rate. Dividend rates on AMPS ranged from 0.075% to 0.227% during the six months ended September 30, 2012.

The Trust may not declare dividends or make other distributions on its common shares or purchase any such shares if, at the time of the declaration, distribution or purchase, the Trust does not comply with the asset coverage ratios described in the prospectus for the AMPS.

The AMPS are redeemable at the option of the Trust, in whole or in part, on any dividend payment date at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared. The AMPS are also subject to mandatory redemption at $25,000 per share plus any accumulated or unpaid dividends, whether or not declared, if certain requirements relating to the composition of the assets and liabilities of the Trust as set forth in the Statement of Preferences are not satisfied.

The holders of AMPS have voting rights equal to the holders of the Trust's common shares (one vote per share) and will vote together with holders of the common shares as a single class. Holders of AMPS are also entitled to elect two of the Trust's Trustees. In addition, the Investment Company Act of 1940, as amended, requires that along with approval by shareowners that might otherwise be required, the approval of the holders of a majority of any

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 51 outstanding preferred shares, voting separately as a class, would be required to
(a) adopt any plan of reorganization that would adversely affect the preferred shares and (b) take any action requiring a vote of security holders, including, among other things, changes in the Trust's subclassification as a closed-end management investment company or changes in its fundamental investment restrictions.

9. Additional Disclosures about Derivative Instruments and Hedging Activities:

Values of derivative instruments as of September 30, 2012 were as follows:

Derivatives Not
Accounted for as
Hedging Instruments
Under Accounting          Asset Derivatives  2012    Liabilities Derivatives  2012
                          ---------------------------------------------------------------
Standards Codification    Balance Sheet              Balance Sheet
(ASC) 815                 Location           Value   Location                 Value
Forward Foreign
  Currency Contracts      Receivables        $--     Payables                 $ (218,191)
-----------------------------------------------------------------------------------------
      Total                                  $--                              $ (218,191)
=========================================================================================

The effect of derivative instruments on the Statement of Operations for the six months ended September 30, 2012 was as follows:

-------------------------------------------------------------------------------------
Derivatives Not                                                      Change in
Accounted for as                                        Realized     Unrealized
Hedging Instruments                                     Gain on      Gain or (Loss)
Under Accounting          Location of Gain or (Loss)    Derivatives  on Derivatives
Standards Codification    on Derivatives Recognized     Recognized   Recognized
(ASC) 815                 in Income                     in Income    in Income
-------------------------------------------------------------------------------------
Forward Foreign           Net realized gain or loss on  $397,253
   Currency Contracts     forward foreign currency
                          contracts and other assets
                          and liabilities denominated
                          in foreign currencies

Forward Foreign           Change in net unrealized                   $(42,561)
   Currency Contracts     gain or loss on forward
                          foreign currency contracts
                          and other assets and
                          liabilities denominated in
                          foreign currencies

11. Subsequent Events

The Board of Trustees of the Trust declared on October 4, 2013 a dividend from undistributed net investment income of $0.095 per common share payable October 31, 2012, to common shareowners of record on October 16, 2012.

Subsequent to September 30, 2012, dividends declared and paid on preferred shares totaled $25,018 in aggregate for the three outstanding preferred share series through November 7, 2012.

52 Pioneer High Income Trust | Semiannual Report | 9/30/12

ADDITIONAL INFORMATION (unaudited)

During the period, there have been no material changes in the Trust's investment objective or fundamental policies that have not been approved by the shareowners. There have been no changes in the Trust's charter or By-Laws that would delay or prevent a change in control of the Trust which has not been approved by the shareowners. During the period, there have been no changes in the principal risk factors associated with investment in the Trust. There were no changes in the persons who are primarily responsible for the day-to-day management of the Trust's portfolio.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940 that the Trust may purchase, from time to time, its common shares in the open market.

Results of Shareholder Meeting (unaudited)

At the annual meeting of shareowners held on September 18, 2012, shareowners of Pioneer High Income Trust were asked to consider the proposals described below. Mr. Perna was elected by the holders of common and preferred shares of the Trust and Ms. Piret was elected by the holders of preferred shares of the Trust. The September 18, 2012 meeting was adjourned until October 23, 2012 to provide the fund's preferred shareholders additional time to cast their votes. A report of the total votes cast by the Trust's shareholders follows:

Proposal 1 -- To elect Class I Trustee.

--------------------------------------------------------------------------------
Nominee                           For                           Withheld
--------------------------------------------------------------------------------
Thomas J. Perna                   24,647,303.177                635,849.533
Marguerite A. Piret                    3,439.000                    118.000

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 53

Trustees, Officers and Service Providers

Trustees                                     Officers
Thomas J. Perna, Chairman                    John F. Cogan, Jr., President*
David R. Bock                                Daniel K. Kingsbury, Executive
John F. Cogan, Jr.                              Vice President
Benjamin M. Friedman                         Mark E. Bradley, Treasurer**
Margaret B.W. Graham                         Christopher J. Kelley, Secretary
Daniel K. Kingsbury
Marguerite A. Piret
Stephen K. West

Investment Adviser and Administrator
Pioneer Investment Management, Inc.

Custodian and Sub-Administrator
Brown Brothers Harriman & Co.

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at us.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

*  Chief Executive Officer of the Trust
** Chief Financial and Accounting Officer of the Trust

54 Pioneer High Income Trust | Semiannual Report | 9/30/12

                           This page for your notes.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 55

                           This page for your notes.

56 Pioneer High Income Trust | Semiannual Report | 9/30/12

                           This page for your notes.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 57

                           This page for your notes.

58 Pioneer High Income Trust | Semiannual Report | 9/30/12

                           This page for your notes.

                      Pioneer High Income Trust | Semiannual Report | 9/30/12 59

                           This page for your notes.

60 Pioneer High Income Trust | Semiannual Report | 9/30/12

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

You can call American Stock Transfer & Trust Company (AST) for:
--------------------------------------------------------------------------------
Account Information                               1-800-710-0935

Or write to AST:
--------------------------------------------------------------------------------
For                                               Write to

General inquiries, lost dividend checks,          American Stock
change of address, lost stock certificates,       Transfer & Trust
stock transfer                                    Operations Center
                                                  6201 15th Ave.
                                                  Brooklyn, NY 11219

Dividend reinvestment plan (DRIP)                 American Stock
                                                  Transfer & Trust
                                                  Wall Street Station
                                                  P.O. Box 922
                                                  New York, NY 10269-0560
Website www.amstock.com

For additional information, please contact your investment advisor or visit our web site us.pioneerinvestments.com.

The Trust files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareowners may view the filed Form N-Q by visiting the Commission's web site at www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

[LOGO] Pioneer
       Investment(R)

Pioneer Investment Management, Inc.
60 State Street
Boston, MA 02109
us.pioneerinvestments.com

Securities offered through Pioneer Funds Distributor, Inc.
60 State Street, Boston, MA 02109
Underwriter of Pioneer Mutual Funds, Member SIPC
(c) 2012 Pioneer Investments  19432-06-1112

ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR (see attachment);

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

N/A

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

N/A

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

N/A

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

N/A

(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

The registrant has a separately-designated standing audit committe eestablished in accordance with Section
3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Information not required in semi annual reports on form NCSR.

Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.

Information not required in semi annual reports on form NCSR.

Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

During the period covered by this report, there were no purchases made by or on behalf of the registrant or any affiliated purchaser as defined in Rule 10b-18(a)(3) under the Securities Exchange Act of 1934 (the Exchange Act), of shares of the registrants equity securities that are registered by the registrant pursuant to
Section 12 of the Exchange Act.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Income Trust


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date November 29, 2012


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date November 29, 2012


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer & Chief Accounting & Financial Officer

Date November 29, 2012

* Print the name and title of each signing officer under his or her signature.